Exhibit 10.1

Confidential Treatment Requested by Tesla Motors, Inc.

INCENTIVE AGREEMENT

A Contract between the State of Nevada

Acting by and Through the

NEVADA GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

555 E. Washington Avenue, Suite 5400

Las Vegas, NV 89101

Authorized Representative: Steven Hill

And

TESLA MOTORS, INC.

3500 Deer Creek Road

Palo Alto, CA 94304

Authorized Representative: Deepak Ahuja

THIS INCENTIVE AGREEMENT (“Agreement”), effective October 17, 2014, setting forth contractual terms and requirements for tax abatements and incentives approved by the Nevada Governor’s Office of Economic Development (the “Office”) on November 20, 2014, is entered into by and between the Office, a political subdivision of the State of Nevada, acting pursuant to authority granted by Senate Bill No. 1 of the 28th (2014) Special Session of the Nevada Legislature (“SB No. 1”), Assembly Bill No. 1 of the 28th (2014) Special Session of the Nevada Legislature (“AB No. 1”) and Nevada Revised Statutes (“NRS”) Chapters 231 and 360, and Tesla Motors, Inc., a Delaware corporation duly licensed to do business in Nevada (the “State”) and designated as lead participant pursuant to the Application submitted to the Office on October 17, 2014 (the “Lead Participant”) (each a “Party” and collectively the “Parties”), for its facility located at Electric Avenue, Sparks, Nevada, within Storey County, Nevada.

ARTICLE 1.

DEFINITIONS

As used throughout this Agreement, the following definitions shall apply:

(a)	Application

Means the application submitted to the Office by the Lead Participant on October 17, 2014, pursuant to SB No. 1 and AB No. 1, requesting abatement of Property Taxes, Employer Excise Taxes and

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Local Sales and Use Taxes, as well as certificates of eligibility for the Economic Development Rate Rider and two types of transferable tax credits. A copy of which is attached hereto as Exhibit A and incorporated herein.

(b)	Capital Investment

Means all costs and expenses incurred by the Participants in the Project in connection with the acquisition, construction, installation and equipping of the Project.

(c)	Certificate of Eligibility for Tax Abatements

Means the certificates granted by the Office which were approved at a meeting of the Board of the Office on November 20, 2014, which certify eligibility for the abatement of Property Taxes, Employer Excise Taxes and Local Sales and Use taxes. The Certificates of Eligibility for Tax Abatements are attached hereto as Exhibits B through E and incorporated herein.

(d)	Certificate of Eligibility for an Economic Development Rate Rider

Means the certificate granted by the Office which was approved at a meeting of the Board of the Office on November 20, 2014 which certifies eligibility for electric capacity allocation. The Certificate of Eligibility for an Economic Development Rate Rider is attached hereto as Exhibit F and incorporated herein.

(e)	Certificates of Eligibility for Transferable Tax Credits

Means the certificates granted by the Office which were approved at a meeting of the Board of the Office on November 20, 2014 which identify the amount of the available tax credits. The Certificates of Eligibility for Transferable Tax Credits are attached hereto as Exhibit G and incorporated herein.

(f)	Certificate of Transferable Tax Credits

Means a certificate of transferable tax credits issued to the Lead Participant by the Office following an SB No. 1 Audit, as described in section 13 of SB No. 1 and ARTICLE 4 herein, in an amount approved by the Office pursuant to Section 3.07 herein, and based on the SB No. 1 Audit. These credits may be applied to: (1) the excise tax on banks and payroll taxes imposed by chapters 363A and 363B of NRS, (2) the gaming license fees imposed by the provisions of NRS 463.370, (3) the general tax on insurance premiums imposed by chapter 680B of NRS, or (4) any combination of such taxes and fees.

(g)	Continuous Business Operations

Means the Lead Participant’s duty to continuously engage in the activities set forth in its Application except as excused under the Force Majeure provisions of section 6.07 of this Agreement, or by waiver approved by the Executive Director of the Office. Temporary shut-downs for retooling, refurbishment, change-over, or similar stoppages in the ordinary course of business will not be considered interruptions in the Lead Participant’s business operations.

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

(h)	Construction Period

Means the period of time starting on October 17, 2014 and ending on the earlier of (i) the Participants collectively making the Minimum Capital Investment and the Executive Director of the Office certifying the substantial completion of the construction of the Project, or (ii) June 30, 2024.

(i)	Eligible Personal Property

Means all tangible personal property delivered, stored, used or otherwise consumed at the Project Site by any Participant.

(j)	Eligible Real Property

Means all real property located within the Project Site.

(k)	Employer Excise Taxes

Means the taxes imposed on the wages paid by an employer pursuant to chapter 363A or 363B of NRS.

(l)	Local Sales and Use Taxes

Means only the taxes imposed pursuant to chapters 374 and 377 of NRS on the gross receipts of any retailer from the sale or use of Eligible Personal Property, specifically, the Local School Support Tax (NRS 374), Basic City-County Relief Tax (NRS 377) and Supplemental City-County Relief Tax (NRS 377), currently a total tax of 4.85%, as they are amended from time to time. The term does not include the taxes imposed by the Sales and Use Tax Act (NRS 372) or the option taxes in NRS 377A and 377B.

(m)	Minimum Capital Investment

Means Capital Investment of at least Three Billion Five Hundred Million Dollars ($3,500,000,000).

(n)	Nevada Resident

Means an employee for whom the employer maintains the following: (i) a copy of the current and valid State driver’s license of the employee or a current and valid identification card for the employee issued by the Nevada Department of Motor Vehicles, (ii) if the employee is a registered owner of one or more motor vehicles in Nevada, a copy of the current motor vehicle registration of at least one of those vehicles, (iii) proof that the employee is employed full-time and scheduled to work for an average minimum of 30 hours per week, and (iv) proof that the employee is offered coverage under a plan of health insurance provided by his or her employer either directly by the employer or through a third-party plan paid for, at least in part, by the employer (for example, health insurance provided through employer paid contributions to a fund that provides employee health insurance). Whether an employee is a Nevada Resident shall be determined, for purposes of a SB No. 1 Audit, on the last day of the period covered by such audit.

(o)	Participant

Means a business that operates within the geographic boundaries of the Project Site and that contributes to or participates in the Project and has been formally designated as a Participant by the Lead Participant using the form attached hereto as Exhibit H and incorporated herein, and approved as a Participant by the Executive Director of the Office pursuant to the order approved by the Board of the Office on November 20, 2014 (the “Order”).

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

(p)	Project

Means improvements to and operations within the geographic boundaries of the Project Site, undertaken by the Participants engaged in the common purpose or business endeavor outlined in the Application.

(q)	Project Site

That certain site located in Storey County, Nevada, as further described on Exhibit I.

(r)	Property Taxes

Means any taxes levied by the State or Storey County, or any local government, pursuant to the provisions of chapter 361 of NRS.

(s)	Qualified Employee

Means an individual (i) employed by a Participant at the Project Site, (ii) employed full-time and scheduled to work for an average minimum of 30 hours per week, (iii) employed for at least three (3) consecutive months on the last day of the period covered by a SB No. 1 Audit, and (iv) offered coverage under a plan of health insurance provided by his or her employer, either directly by the employer or through a third-party paid for, at least in part, by the employer (for example, health insurance provided through employer paid contributions to a fund that provides employee health insurance), and approved by the Office. An individual engaged solely in the construction of the Project shall not be deemed a Qualified Employee.

ARTICLE 2.

RECITALS

The Lead Participant together with all other Participants collectively intend to make the Minimum Capital Investment and fulfill the other requirements of Section 3.08 herein;

The Lead Participant submitted the Application which contains information the Lead Participant represents to be true, and which satisfies the requirements of SB No. 1 and other applicable statutory requirements for qualification for and grant of tax abatements and incentives pursuant to SB No. 1, AB No. 1 and Chapters 231, 360, 361, 363A, 363B, 372, 374 and 377 of the NRS;

Based upon the Lead Participant’s satisfaction of the applicable statutory requirements and its representations, the Office approved, effective October 17, 2014, the Project’s eligibility for tax abatements and incentives in the amount and to the extent set forth in the Order, which is attached hereto as Exhibit J and incorporated herein;

NOW, THEREFORE, in consideration of this information, the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby mutually agree as follows:

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

ARTICLE 3.

INCENTIVE AGREEMENT SUMMARY OF TERMS

Section 3.01 Introduction

The terms of SB No. 1, AB No. 1, the Order and this Agreement, set forth the requirements for the tax abatements and incentives approved by the Board of the Office on November 20, 2014. Where the terms of the Application contradict this Agreement, the terms of this Agreement shall govern. A summary of tax abatements and incentives approved by the Board of the Office on November 20, 2014, and an estimate of the economic impacts and tax revenues presented to the Board of the Office are attached hereto as Exhibit K and incorporated herein. A copy of the Exemption Letter issued by the Nevada Department of Taxation (“the Department”) on December 17, 2014, is attached hereto as Exhibit L and incorporated herein (“the Local Sales and Use Tax Exemption Letter”). The Lead Participant understands and agrees that its continuing eligibility for the tax abatements and incentives granted herein is expressly conditioned upon the Lead Participant’s ongoing compliance with the terms of SB No. 1, AB No. 1, the Order, and this Agreement.

Section 3.02 Abatement of Local Sales & Use Tax (NRS CHAPTER 374)

Pursuant to NRS Chapter 374, the Office has granted the Participants an abatement of all Local Sales and Use Tax (as defined in Section 1(l) herein) for a period of time beginning on October 17, 2014 and ending on June 30, 2034, as set forth in the Local Sales and Use Tax Exemption Letter. All other sales and use taxes are not abated. See Exhibit B.

Section 3.03 Abatement of Modified Business Tax (NRS CHAPTER 363B)

Pursuant to NRS Chapter 363B, the Office has granted the Participants an abatement of all the Employer Excise Taxes imposed on the wages of employees hired by the Participants for a period of time beginning on October 17, 2014 and ending on June 30, 2024. See Exhibit C.

Section 3.04 Abatement of Personal Property Tax (NRS CHAPTER 361)

Pursuant to NRS Chapter 361, the Office has granted the Participants an abatement of all the Property Taxes imposed on Eligible Personal Property pursuant to NRS Chapter 361. This abatement shall be for a period of time beginning on October 17, 2014 and ending on June 30, 2024. See Exhibit D.

Section 3.05 Abatement of Real Property Tax (NRS CHAPTER 361)

Pursuant to NRS Chapter 361, the Office has granted the Participants an abatement of all the Property Taxes imposed against Eligible Real Property pursuant to NRS Chapter 361. This abatement shall be for a period of time beginning on October 17, 2014 and ending on June 30, 2024. See Exhibit E.

Section 3.06 Economic Development Rate Rider (NRS CHAPTER 704)

Pursuant to NRS Chapter 704, the Office, in consultation with the Public Utilities Commission of Nevada, has granted the Lead Participant a Certificate of Eligibility for an Economic Development Rate Rider for discounts to be applied for eight years on rates for up to 25 megawatts of power used by the Lead Participant within the Project Site pursuant to a contract with a term of ten (10) years. See Exhibit F. Pursuant to AB No. 1, NRS Chapters 231 and 704, and the attendant regulations for the Economic

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Development Rate Rider Program, the Lead Participant shall be eligible for a discount to the base tariff energy rate portion of its electric power bill equal to: (i) thirty percent (30%) in the first and second years of the contract, (ii) twenty percent (20%) in the third, fourth, fifth and sixth years of the contract, and (iii) ten percent (10%) in the seventh and eighth years of the contract.

Section 3.07 CHAPTER 360 – Transferable Tax Credits for Economic Development

(a) Pursuant to NRS Chapter 360, the Office has granted the Lead Participant Certificates of Eligibility for Transferable Tax Credits for up to One Hundred Ninety Five Million Dollars ($195,000,000) in transferable tax credits over a period of seven consecutive State fiscal years beginning July 1, 2015 and ending June 30, 2022. For each of those seven State fiscal years, the cumulative amount of transferable tax credits issued to the Lead Participant in Certificates of Transferable Tax Credits shall not exceed the amounts in the following schedule:

Year(s)	Amount
2015-2016	Forty Five Million Dollars ($45,000,000)
2015-2017	Ninety Million Dollars ($90,000,000)
2015-2018	One Hundred Thirty Five Million Dollars ($135,000,000)
2015-2019	One Hundred Eighty Million Dollars ($180,000,000)
2015-2020	One Hundred Ninety Five Million Dollars ($195,000,000)
2015-2021	One Hundred Ninety Five Million Dollars ($195,000,000)
2015-2022	One Hundred Ninety Five Million Dollars ($195,000,000)

Any credits earned in a fiscal year prior to June 30, 2022, but not issued because issuance would cause the cumulative amount of Certificates of Transferable Tax Credits issued to exceed the maximum amounts allowed in the schedule above may be carried forward for issuance to the Lead Participant in subsequent fiscal years ending on or before June 30, 2022. Each Certificate of Transferable Tax Credits issued to the Lead Participant pursuant to NRS Chapter 360 and ARTICLE 4 herein may be transferred only once, and shall expire four (4) years after the date on which the Certificate of Transferable Tax Credits is issued to the Lead Participant. Should the total amount of Certificates of Transferable Tax Credits issued to the Lead Participant amount to less than One Hundred Ninety Five Million Dollars ($195,000,000) after the Office’s issuance of a Certificate of Transferable Tax Credits related to the Lead Participant’s SB No. 1 Audit for the period ending June 30, 2022, such remainder shall not be available to the Lead Participant, and will be considered forever forgone.

(b) Pursuant to NRS Chapter 360, the Lead Participant was approved for Certificates of Eligibility for Transferable Tax Credits at a meeting of the Board of the Office on November 20, 2014. See Exhibit G.

(c) Each Certificate of Transferable Tax Credits issued pursuant to subsection (a) above shall be in a total amount equal to: (i) Twelve Thousand Five Hundred Dollars ($12,500) for each new Qualified Employee, up to a maximum of 6,000 Qualified Employees, (ii) five percent (5%) of the first One Billion Dollars ($1,000,000,000) of new Capital Investment in the State made collectively by the Participants in the Project, and (iii) two and eight tenths percent (2.8%) of the next Two Billion Five Hundred Million Dollars ($2,500,000,000) of new Capital Investment in the State made collectively by the Participants in the Project, all subject to the annual State fiscal year maximum amount described in subsection (a) above. For purposes of this subsection (c), “new” shall mean the amount resulting from subtracting the Qualified Employees or Capital Investment at the end of the period covered by the most

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

recent SB No. 1 Audit certified by the Office from the Qualified Employees or Capital Investment, as applicable, at the end of the period covered by the current SB No. 1 Audit. The wages of the Qualified Employees of the Project for federal income tax purposes reported or required to be reported on Form W-2 must amount to a cumulative weighted average rate of at least Twenty Two Dollars ($22) per hour. Whether the requirement is met shall be measured on the basis of a cumulative weighted average ascertained by dividing the total wages paid by the number of hours worked in each period covered by each then-existing SB No. 1 Audit.

Section 3.08 Continuing Requirements Applicable to Lead Participant

The Lead Participant understands and agrees that its continuing eligibility for the tax abatements and incentives granted herein is expressly conditioned upon its compliance with the following requirements:

(a)	Capital Investment Requirement

Provide documentation satisfactory to the Office that the Participants in the Project collectively will make the Minimum Capital Investment in the State during the Construction Period.

(b)	Common Purpose

Provide documentation satisfactory to the Office that the Participants in the Project are engaged, and will continue to be engaged, in the common purpose or business endeavor set forth in the Application.

(c)	Place of Business

Provide documentation satisfactory to the Office that the place of business of each Participant for this Project is and continues to be located within the geographic boundaries of the Project Site.

(d)	Registration

Provide documentation satisfactory to the Office that each Participant in the Project is licensed to do business in the State and holds all other licenses or permits required by the State or Storey County to conduct the endeavor set forth in the Application at the Project Site.

(e)	Construction Employer Health Insurance

Provide documentation satisfactory to the Office that each employer engaged in the construction of the Project offers coverage under a plan of health insurance and that each employee engaged in the construction of the Project is offered coverage under the plan of health insurance provided directly by his or her employer or through a third-party paid for, at least in part, by the employer (for example, health insurance provided through employer paid contributions to a fund that provides employee health insurance).

(f)	Operations Health Insurance

Provide documentation satisfactory to the Office that the Lead Participant and each Participant in the Project offers coverage under a plan of health insurance and that each employee is offered coverage under a plan of health insurance provided directly by his or her employer or through a third-party paid for, at least in part, by the employer (for example, health insurance provided through employer paid contributions to a fund that provides employee health insurance).

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

(g)	Nevada Residency Requirement

Provide documentation satisfactory to the Office that at least fifty percent (50%) of the employees engaged in construction of the Project and fifty percent (50%) of the Qualified Employees engaged at the Project are Nevada Residents, unless such requirement is waived by the Executive Director of the Office upon proof satisfactory to the Executive Director of the Office that there is an insufficient number of Nevada Residents available and qualified for such employment. Whether the requirements of this subsection (g) (the “Nevada Residency Requirement”) are met shall be measured by identifying whether each individual employee meets the standards for a Nevada Resident, and comparing the total number of Nevada Resident employees to the total number of all employees, on a cumulative basis. Once an employee has been determined to be a Nevada Resident by an SB No. Audit then that status need not be reevaluated by the auditor in subsequent SB No. 1 Audits as long as at least sixty percent (60%) of the employees were determined to be Nevada Residents in the most recent SB No. 1 Audit certified by the Office.

(h)	Continued Operations Requirement

The Lead Participant will maintain Continuous Business Operations in the State until at least June 30, 2024, and will comply with the Nevada Residency Requirement throughout the remaining term of this Agreement in any operations at the Project Site continuing from July 1, 2024 through June 30, 2034.

(i)	Continued License and Registration Requirement

The Participant agrees to maintain, until at least June 30, 2024, all licenses and permits described in Section 3.08(d). Failure to maintain the licenses and meet the licensure requirements may be considered a breach of this Agreement.

ARTICLE 4.

COMPLIANCE AUDIT

(a) Pursuant to NRS Chapter 360, beginning with the State fiscal year ending June 30, 2015 and ending with the State fiscal year ending June 30, 2034, the Lead Participant agrees to provide the Office and the Department with a full compliance audit (“SB No. 1 Audit”) of the Participants in the Project for each such State fiscal year, or shorter period approved by the Office, during this period, within sixty (60) days of the end of the State fiscal year, or shorter period approved by the Office. This SB No. 1 Audit shall: (i) show the amount of Capital Investment in the State by each Participant in the Project, which will be further categorized by depreciable-life, in the manner shown in Exhibit M, (ii) for each State fiscal year which begins during the Construction Period, show the number of employees engaged in the construction of the Project, and show the total number of construction employees and the percentage of construction employees who are Nevada Residents, in the manner shown in Exhibit N, (iii) show the number of Qualified Employees at the Project for each Participant, the average wage paid to Qualified Employees throughout the period, and show the total number of Qualified Employees and the percentage of Qualified Employees who are Nevada Residents, in the manner shown in Exhibit O, (iv) be certified by an independent certified public accountant licensed in the State who is approved by the Office and the Department and (v) give the auditor’s evaluation of the compliance of the Participants with the record

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

keeping requirements of SB No. 1. The auditor may rely upon monthly audits provided to Storey County if the audits are conducted by an independent certified public accountant licensed in the State who is approved by the Office and the Department, to the extent that the Storey County audits provide information required in an SB No. 1 Audit, and provided that the Storey County audits are provided in a form agreed to by GOED and the Department. The Lead Participant further agrees to pay the cost of each SB No. 1 Audit required by this Section 4(a), and of compliance with any audit-related requirements.

(b) Within Fourteen (14) business days after receipt of a SB No. 1 Audit provided by the Lead Participant pursuant to subsection (a), and any other information required by the Office and the Department, the Office, in consultation with the Department, shall determine whether to certify the SB No. 1 Audit and make a determination of whether a Certificate of Transferable Tax Credits will be issued. If the Office and the Department determine within the fourteen (14) business days that the SB No. 1 Audit is incomplete then the Office shall notify the Lead Participant of such determination within that time period and the Lead Participant shall have Sixty (60) days to resubmit the SB No. 1 Audit with such additional information as is reasonably necessary to make it complete. Upon such resubmission the Office and the Department shall have an additional Fourteen (14) business days to determine whether to certify the SB No. 1 Audit and make a determination of whether a Certificate of Transferable Tax Credits will be issued. If the Office and the Department certify the SB No. 1 Audit and determine that all other requirements for the transferable tax credits have been met, either upon the initial submission or any subsequent resubmission, the Office shall notify the Lead Participant that the Certificate of Transferable Tax Credits will be issued in an amount calculated pursuant to Section 3.07(c) herein. Within Thirty (30) days after the receipt of the notice, the Lead Participant shall make an irrevocable declaration of the amount of transferable tax credits that will be applied to each fee or tax set forth in the definition of Certificate of Transferable Tax Credits, thereby accounting for all of the credits which will be issued. Upon receipt of the declaration, the Office shall issue to the Lead Participant a Certificate of Transferable Tax Credits in the amount approved by the Office for the fees or taxes included in the declaration.

(c) In the event that the Office, in consultation with the Department, or the Lead Participant determines that changes are needed to the SB No. 1 Audit structure, the Office, the Department and the Lead Participant will meet promptly and utilize best efforts to resolve all audit issues promptly. The Office, in consultation with the Department, will make a timely determination annually regarding whether the accounting firm selected to perform the SB No. 1 Audit has carried out its duties in accordance with the generally accepted auditing standards promulgated by the Auditing Standards Board of the American Institute of Public Accountants. In the event that the Office determines that the firm has failed to perform to such standards, the Lead Participant will work with the Office to select an alternate audit firm in a timely fashion.

(d) In the event that the Office, in consultation with the Department, determines that information, over and above what is required by the SB No. 1 Audit to fulfill the obligations of SB1 and this Agreement, should be collected and reported, the Lead Participant agrees to meet with the Office and the Department, to determine the scope of this additional information and the process through which such additional information shall be collected and reported by the Lead Participant to the Office and the Department. Such meeting must occur within thirty (30) days of the Lead Participant’s receipt of a written request by the Office or the Department for such a meeting, and Lead Participant shall provide this additional information to the Office and the Department in a timely fashion.

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

(e) The audit workpapers and supporting documentation for the information audited in subsection (a) herein shall be available for confidential review by the Office and the Department. Such workpapers and documentation shall (i) constitute records and files of the Department which are confidential pursuant to NRS 360.255 and (ii) constitute documents which are subject to the confidentiality protections afforded to the Office consistent with section 6.14 of this Agreement.

ARTICLE 5.

RECAPTURE PROVISIONS

Section 5.01 Recapture of Abated Tax or Granted Incentives

(a) Recapture of Abated Taxes: In the event that the Office, in consultation with the Department, makes a determination that the Participants have: (i) failed to make the Minimum Capital Investment required in Section 3.08(a) herein, (ii) failed to either meet the Nevada Residency Requirement in Section 3.08(g) or obtain a waiver from the Executive Director of the Office excusing their failure to meet this requirement, or (iii) failed to meet the Continued Operations Requirement in Section 3.08(h), the Lead Participant shall repay all abatements described in Sections 3.01 through 3.05, inclusive, of this Agreement, with interest, in the amount determined by the Office. The Lead Participant will make repayment of such abatement granted under NRS Chapter 360 to the Department, and will make repayment of such abatements under NRS Chapter 361 to the treasurer of Storey County, and the Department and Storey County shall collect the amounts of such abatements under the procedures set forth in Title 32 of NRS.

(b) Recapture of Transferable Tax Credits: In the event that the Office, in consultation with the Department, makes a determination that: (i) the Participants have failed to make the Minimum Capital Investment required in Section 3.08(a) herein, (ii) the Participants have failed to either meet the Nevada Residency Requirement in Section 3.08(g) or obtain a waiver from the Executive Director of the Office excusing their failure to meet this requirement, (iii) the Lead Participant has submitted any false statement, representation or certification in any document submitted for the purpose of obtaining transferable tax credits, or (iv) the Lead Participant otherwise became ineligible for transferable tax credits after receiving them, then the Lead Participant shall repay to the Department or the State Gaming Control Board, as applicable, any portion of the transferable tax credits to which the Lead Participant was not entitled, in the amount(s) determined by the Office in consultation with the Department. The Department and the Gaming Control Board shall collect the amounts of such transferable tax credits under the procedures set forth in Titles 32 and 41, respectively.

(c) The Lead Participant’s duty to repay under paragraphs (a) and (b) of this section shall not begin until:

(i) The Office, following consultation with the Department, serves upon the Lead Participant a Notice of Default and Opportunity to Cure, giving the Lead Participant the right, but not the obligation, to cure any default within thirty (30) days of issuance of the notice;

(ii) The Lead Participant fails to cure the default within thirty (30) days of issuance of the notice; and,

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

(iii) The Office, following consultation with the Department, issues a written determination that the Lead Participant has failed to cure the default which is the subject of the notice, and specifying the amount of tax abatements and transferable tax credits to be repaid.

(d) The Lead Participant shall make any repayments required under this Section 5.01 within sixty (60) days of the issuance of a written determination by the Office under paragraph (c) above.

(e) Any provisions of the NRS notwithstanding, the Statute of Limitations for collecting amounts owed under this section shall be tolled until July 1, 2027.

(f) Determinations of the Office under paragraph (c)(iii) of this section may be subject to appeal to the Nevada Tax Commission under the procedures set forth in NRS Title 32, or to the Gaming Control Board under the procedures set forth in NRS Title 41.

Section 5.02 Interest

Except as otherwise provided in NRS 360.232 and 360.320, the Lead Participant shall, in addition to the amount of the abatement or incentive required to be repaid pursuant to this Article 5, pay interest on the amount due in accordance with NRS 99.040 for each month, or portion thereof, from the last day of the month following the period for which the payment would have been made had the abatement or incentive not been approved, until the date of payment.

ARTICLE 6.

MISCELLANEOUS TERMS

Section 6.01 Voluntary Agreement

The Lead Participant and the Office have agreed to voluntarily execute this Agreement, with full knowledge of its legal significance, and with the express intention of implementing the legal consequences provided for herein.

Section 6.02 Notices

Any notice provided under this Agreement shall be made to the Parties as follows:

To the Office:

Governor’s Office of Economic Development

555 East Washington Boulevard

Suite 5400

Las Vegas, NV 89101

Attention: Executive Director

To the Department of Taxation:

Nevada Department of Taxation

1550 College Parkway

Carson City, NV 89706

Attention: Kathleen Douglas

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

To Tesla:

Tesla Motors, Inc.

3500 Deer Creek Road

Palo Alto, CA 94304

Attention: Deepak Ahuja

Section 6.03 Entire Agreement

This Agreement incorporates all of the negotiations of the Lead Participant and the Office and is the final expression and agreement of the Parties, and shall supersede any and all prior agreements, commitments, and oral or written representations by and between the Office and the Lead Participant.

Section 6.04 Amendments or Modifications

This Agreement may not be amended, waived, or modified in any manner without the written consent of the Lead Participant and the Office.

Section 6.05 Partial Invalidity

Should any provision of this Agreement be deemed invalid, illegal, or unenforceable by a court of law, administrative agency, board, or commission of an administrative agency, such provision shall be severable from the remainder of this Agreement and the validity, legality, and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

Section 6.06 Choice of Law

This Agreement is a valid enforceable agreement and shall be enforced according to its written terms under the laws of the State. The Lead Participant and the Office agree to be bound by this Agreement, and any questions of interpretation, or any actions arising based on the validity, enforcement, or interpretation of this Agreement shall be governed by the law of the State. Venue for any legal action concerning this Agreement shall lie exclusively in the First Judicial District Court, Carson City, Nevada. Both Parties consent to jurisdiction and venue in the State.

Section 6.07 Force Majeure

Neither Party shall be deemed to be in violation of this Agreement if it is prevented from performing any of its obligations hereunder due to strikes, failure of public transportation, civil or military authority, act of public enemy, accidents, fires, explosions, or acts of God, including, without limitation, earthquakes, floods, winds, or storms. In such an event the intervening cause must not be through the fault of the Party asserting such an excuse, and the excused Party is obligated to promptly perform in accordance with the terms of this Agreement after the intervening cause ceases.

Section 6.08 Authorization to Sign

The Office and the Lead Participant each represent and warrant, through their signatories, that such signatory is duly authorized to execute this Agreement and that it is binding in accordance with its terms on the Party represented by the signatory.

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Section 6.09 Counterparts

This Agreement may be executed in any number of counterparts; each of which when executed and delivered shall be an original, but all such counterparts shall constitute one and the same Agreement. Any signature page of this Agreement may be detached from any counterpart without impairing the legal effect of any signatures thereon, and may be attached to another counterpart, identical in form thereto, but having attached to it one or more additional signature pages. Facsimile, electronic signatures or signatures on a PDF via electronic mail shall be effective as originals. This Agreement shall be effective by and between the Office and the Lead Participant.

Section 6.10 Costs and Attorney Fees

Each Party shall bear its own costs and fees related to the matters set forth herein as incurred prior to the full execution of this Agreement. In the event that the Lead Participant is deemed to have breached this Agreement or failed to comply with any of its requirements, each Party agrees to bear its own costs and fees related to such breach of this Agreement, or revocation of the abatements and incentives implemented under this Agreement.

Section 6.11 Paragraph and Section Headings

Paragraph and section headings within this Agreement are of no legal force and effect, but are provided solely for convenience.

Section 6.12 Language of Agreement

The Parties agree that the Lead Participant and the Office have reviewed this Agreement, and the Agreement and any potential ambiguity shall be construed neutrally.

Section 6.13 Successors in Interest

The Lead Participant has represented that it possesses the necessary skill, expertise and ability to carry out the development of the Project pursuant to SB No. 1, the Order and this Agreement. The qualifications, experience, financial capability and expertise of the Lead Participant are of particular concern to the Office. It is because of these qualifications that the Office has entered into this Agreement. No voluntary or involuntary assignee or successor in interest to the Lead Participant shall acquire any rights or powers under this Agreement without the written consent of the Office, which shall not be unreasonably withheld. No assignee or successor in interest shall be approved by the Office unless such assignee or successor in interest is bound by the terms of this Agreement.

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Section 6.14 Confidentiality

The Lead Participant may request confidential treatment for materials provided to the Office. The Office will evaluate such requests for confidential treatment in accordance with applicable State laws and any protections subsequently authorized under State law. The Lead Participant must mark and identify any information that is the subject of a request for confidential treatment and must include with its request an explanation of why the marked materials are entitled to confidential treatment.

Section 6.15 Indemnification

The Lead Participant shall indemnify and hold harmless, to the extent that it may legally do so, the State, and its agents, servants, employees, officers and elected officials against any loss from any and every claim or demand of every kind and character for asserted claims of negligence, gross negligence, wantonness, willful misconduct or breach of any obligations and warranties hereunder committed by Lead Participant in connection with the performance of the Project or arising from the implementation of this Agreement. This indemnification and hold harmless covenant covers and includes all claims and legal defenses, present or future, which can or ever may be asserted by any person or persons, or their heirs, successors or assigns, or any other legally recognized entity, as a result of personal injuries, death, property damage, or other legal damages in connection with the performance of the Project or arising from the implementation of this Agreement.

Section 6.16 Termination of the Agreement

This Agreement shall terminate on June 30, 2034, unless terminated earlier by written agreement of the Parties.

SIGNATURE PAGE FOLLOWS

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first written above.

LEAD PARTICIPANT:

TESLA MOTORS, INC., a Delaware

corporation licensed in the State

By:	/s/ Deepak Ahuja
Deepak Ahuja, Chief Financial Officer

THE OFFICE:

STATE OF NEVADA, acting by and through

the NEVADA GOVERNOR’S OFFICE OF

ECONOMIC DEVELOPMENT

By:	/s/ Steven D. Hill
Steven D. Hill, Executive Director

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

EXHIBIT A

GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

INCENTIVE AGREEMENT

APPLICATION OF TESLA FOR INCENTIVES

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

 Confidential Treatment Requested by Tesla Motors, Inc.

GOED OFFICE USE ONLY
		MMQ X	NQ
Application Checklist pursuant to S.B. No. 1 (2014 Special Session)		DATE RECEIVED:	10/17/2014
Lead Participant’s Name:	Tesla Motors, Inc.	INITIALS	BJM

For All Participants
☒	Participant letter requesting incentives (can be combined in one letter). In the letter, please discuss the following:

•The names of Lead Participant and other Participants in the Nevada facility.

•The abatements and incentives being requested by the Lead Participant.

•The significance of the abatements and incentives to the decision to locate or expand in Nevada.

•How the project will promote the economic development of the State and aid the implementation of the State Plan for Economic Development including topics such as: diversification from mining and gaming/hospitality, advancement of State targeted sectors, including manufacturing, expansion of global engagement, and innovation in core and emerging industries.

•Where the major markets are for the product to be distributed from the Nevada facility.

•Job growth plans for the Participants and whether hiring will be from within the state.

•Other topics including the Lead Participant’s business history and plans for (i) community involvement, (ii) education and workforce development, (iii) environmental policy and (iv) possible future expansions in the State.

☒	A list of Participants in the Qualified project (Att: “A”).

☒	A detailed description (e.g., company deck or brochure) of the business endeavor for the Nevada facility (Att: “B”).

☒	A detailed description (e.g., surveyor drawing and legal description) of the Nevada facility location (Att: “C”).

☒	Operations Employment Schedule (Att: “D”):

•Number of full-time employees, by position, the Participants’ intend to create.

•Average annual wage and weekly working hours for each job position.

•Projected number of employees based on a 1-year, 3-year, 5-year, 8-year and 10-year hiring plan.

☒	Operations Employee health insurance and benefits package/plan (Submittal).

☒	Construction Employment Schedule (Att: “E”).

☒	Construction Employee health insurance and benefits package/plan (Submittal).

☒	Capital Investment form (Att: “F”):

•Estimated list of the real property investment the Participants’ intend to make.

•Estimated list of the equipment the Participants’ intend to purchase.

☒	A copy of each Participants State of Nevada business license or application. (Att. “G”)

☒	If available, letters of support from the local government (e.g., city, county, school district). (Att. “H”)

☒	A recommendation letter from the local Regional Development Authority (RDA). (Att. “I”)

☒	Regional Development Authority: Economic Development Authority of Western Nevada

RDA Contact Name: Mike Kazmierski

The purpose of this application is to establish program eligibility and estimate incentive amounts based on the details provided. Incentives awarded are subject to the requirements of Nevada Law. If eligible, actual incentive amounts will be based on completion of an application, final approval at scheduled GOED Board meetings, and ongoing compliance with the program’s contractual terms. All information submitted as part of this application is a public record, subject however, to those portions, upon request, the Executive Director determines to be a trade secret or other confidential proprietary information of the business pursuant to NRS [cite pending].

Please e-mail application packet to swillis@diversifynevada.com and cc: bmamer@diversifynevada.com

Nevada Governor’s Office of Economic Development

555 E. Washington Ave., Ste 5400 • Las Vegas, Nevada 89101 • 702.486.2700 • (Fax) 702.486.2701 • www.diversifynevada.com

Rev. 9/15/2014

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

17

Confidential Treatment Requested by Tesla Motors, Inc.

Application pursuant to S.B. 1 No. 1 (2014 Special Session)		Company is an / a: (check one)
Company Name:	Tesla Motors, Inc.	☑	New Business in Nevada
Date of Application:	October 17, 2014	☐	Expansion of Existing Nevada company

Section 1-Type of Incentives
Please check all that the company is applying for on this application:

☑	Sales & Use Tax Abatement	☑	Real Property Tax Abatement	☑	Economic Diversification District[4]

☑	Modified Business Tax Abatement	☑	Economic Development Rate Rider (EDRR)[1]

☑	Personal Property Tax Abatement	☑	Transferable Tax Credits[2,3]

[1] The EDRR program requires pre-approval authorization prior to application, is subject to program funding limitations, and may not be available for all applicants.

[2] The transferable tax credit program requires a minimum investment of $3.5 billion over a ten year period. [3] Tesla requests up to $195,000,000.00 in transferable tax credits.

[4] Formation of an Economic Diversification District can only be completed through separate application to governing body of sponsoring municipality. Checked box is for information only.

Section 2 - Corporate Information
COMPANY NAME (Legal name under which business will be transacted in Nevada)			FEDERAL TAX ID #
Tesla Motors, Inc.			91-2197729
CORPORATE ADDRESS TO RECEIVE DOCUMENTS	CITY / TOWN	STATE / PROVINCE	ZIP
3500 Deer Creek Road	Palo Alto	CA	94304
TELEPHONE NUMBER	WEBSITE
(650) 681-5000	http://www.teslamotors.com
COMPANY CONTACT NAME	COMPANY CONTACT TITLE
Daniel Witt	Manager, Business Development and Policy
E-MAIL ADDRESS	PREFERRED PHONE NUMBER
dwitt@teslamotors.com	(650) 681-5000
Has your company ever applied and been approved for incentives available by the Governor’s Office of Economic Development?			☐	Yes	☑	No

If Yes, list the program awarded, date of approval, and status of the accounts (attach separate sheet if necessary):

Section 3 - Nevada Facility
Type of Facility:
☐	Headquarters		☐			Service Provider
☑	Technology		☑			Distribution / Warehouse / Logistic
☐	Back Office Operations		☑			Manufacturing
☑	Research & Development / Intellectual Property		☐			Other:
PERCENT OF COMPANY’S MARKET OUTSIDE OF NEVADA		EXPECTED DATE OF NEW / EXPANDED OPERATIONS (MONTH / YEAR)
100%		Jul-2016
NAICS CODE / SIC		INDUSTRY TYPE
335912		Primary Battery Manufacturing
DESCRIPTION OF COMPANY’S NEVADA OPERATIONS (COMPANY DECK IS ACCEPTABLE)
Manufacturing of Lithium Ion battery cells and assembly of battery modules and packs for the purposes of both vehicle integration and stationary storage production.
PROPOSED / ACTUAL NEVADA ADDRESS (Must be within designated project site)				CITY / TOWN	COUNTY	ZIP
Electric Avenue				McCarran	Storey County	89434
WHAT OTHER STATES / REGIONS / CITIES ARE BEING, WERE CONSIDERED FOR YOUR COMPANY’S RELOCATION / EXPANSION / STARTUP?
Arizona, California, Oregon, New Mexico, Texas, Utah, Washington
Section 4 - Site Selection Factors
Please rate the following in order of importance to the company’s business (1 = very low; 5 = very high):
Availability of qualified workforce:	3	Utility infrastructure:	5	State and local tax structure:		5
Labor costs:	5	Utility costs:	5	State and local incentives:		5
Real estate availability:	4	Transportation infrastructure:	4	Business permitting & regulatory structure:		5
Real estate costs:	4	Transportation costs:	3	Access to higher education resources:		3

OTHER FACTORS & RATINGS (N.A. IF INCLUDED IN PARTICIPANT LETTER)

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[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Section 5-Real Estate & Construction (Fill in either New Operations/Startup or Expansion, not both.)
NEW OPERATIONS / STARTUP		EXPANSIONS
Part 1. ARE YOU CURRENTLY / PLANNING ON		Part 1. ARE YOU CURRENTLY LEASING SPACE IN NV?
LEASING SPACE IN NV?	No	If No, skip to Part 2. If Yes, continue below:
If No, skip to Part 2. If Yes, continue below:		What year(s)?
What year(s)?		How much space (sq. ft.)?
How much space (sq. ft.)?		Annual lease cost at current space:
Annual lease cost of space:		Due to expansion, will you lease additional space?
Do you plan on making building tenant improvements?		If No, skip to Part 3. If Yes, continue below:
If No, skip to Part 2. If Yes*, continue below:		Expanding at the current facility or a new facility?
When to make improvements (month, year)?		What year(s)?
How much expanded space (sq. ft.)?
Part 2. ARE YOU CURRENTLY / PLANNING ON BUYING		Annual lease cost of expanded space:
OR BUILDING AN OWNER-OCCUPIED FACILITY IN NV?	Yes	Do you plan on making building tenant improvements?
If Yes*:		If No, skip to Part 3. If Yes*, continue below:
Purchase date, if buying (month, year):	N/A	When to make improvements (month, year)?
When to break ground, if building (month, year)?	Oct-2014
Estimated completion date, if building (month, year):	Oct-2017	Part 2. ARE YOU CURRENTLY OPERATING AT AN
How much space (sq. ft.)?	5.8M	OWNER-OCCUPIED BUILDING IN NV?
If No, skip to Part 3. If Yes, continue below:
*Please complete Section 6-Capital Investment for New Operations / Startup. (Can be replaced by a completed Capital Investment form.)
How much space (sq. ft.)?
Current assessed value of real property?
Due to expansion, will you be making building improvements?
If No, skip to Part 3. If Yes*, continue below:
When to make improvements (month, year)?

Part 3. DO YOU PLAN ON BUILDING OR BUYING A
NEW FACILITY IN NV?
If Yes*, continue below:
Purchase date, if buying (month, year):
When to break ground, if building (month, year)?
Estimated completion date, if building (month, year):
How much space (sq. ft.)?
* Please complete Section 6-Capital Investment for Expansions below.
Section 6 - Capital Investment (Fill in either New Operations/Startup or Expansion, not both.)
NEW OPERATIONS / STARTUP		EXPANSIONS

HOW MUCH CAPITAL INVESTMENT IS PLANNED? (Breakout below):		HOW MUCH CAPITAL INVESTMENT IS PLANNED? (Breakout below):

Land:	N/A	Land:
Building Purchase (if buying):	N/A	Building Purchase (if buying):
Building Hard Costs (if building / making improvements):	$1.1 billion	Building Hard Costs (if building / making improvements):
Equipment Cost:	$3.9 billion	Equipment Cost:
Total:	$5.0 billion	Total:

Is the equipment purchase for replacement
of existing equipment?
Current assessed value of personal property in NV:
(Must attach the most recent assessment from the County Assessor’s Office.)

2 of 4

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Section 7a-Operations Employment (Fill in either New Operations/Startup or Expansion, not both.)
NEW OPERATIONS / STARTUP		EXPANSIONS
How many qualified employees* are intended to be hired		How many qualified employees* are intended to be hired
by the end of the allowable 10-year period?:	6,500	by the end of the allowable 10-year period?:
Average hourly wage of these employees:	$26.16 (fn1)	Average hourly wage of these new employees:
fn1: This figure represents an average hourly W-2 wage. It includes		How many full-time employees prior to expansion?:
overtime and other items included in income for federal income tax purposes.		Average hourly wage of these employees:
Total number of employees after expansion:

* A qualified employee must be employed at the site of a qualified project, scheduled to work an average minimum of 30 hours per week, is offered coverage under a plan of health insurance provided by his or her employer, is eligible for health care coverage, and whose position is a “primary job” as set forth in NAC 360.474.

☑	OTHER COMPENSATION (Check all that are projected to apply):
☑ Overtime		☐ Merit increases
☑ PTO / Sick / Vacation		☐ COLA adjustments
☑ Bonus		☐ Tuition assistance
☑ Retirement Plan / Profit Sharing / 401(k)		☐ Other:

BRIEF DESCRIPTION OF ADDITIONAL COMPENSATION PROGRAMS AND ELIGIBILITY REQUIREMENTS (Attach a separate sheet if necessary):
Section 7b - Construction Employment
GENERAL CONTRACTOR		SUBCONTRACTORS & OTHERS
How many employees are intended to be hired		How many employees are intended to be hired
by the end of the allowable 10-year period?:	**	by the end of the allowable 10-year period?:	**
Average hourly wage of these employees:	**	Average hourly wage of these employees:	**

Each Construction Employer engaged in the construction at the Qualified project must offer a plan of health insurance to each construction employee employed at the Qualified project.
OTHER COMPENSATION (Check all that are projected to apply):		This information will vary by contractor.
☐ Overtime		☐ Merit increases
☐ PTO / Sick / Vacation		☐ COLA adjustments
☐ Bonus		☐ Tuition assistance
☐ Retirement Plan / Profit Sharing / 401(k)		☐ Other:

BRIEF DESCRIPTION OF ADDITIONAL COMPENSATION PROGRAMS AND ELIGIBILITY REQUIREMENTS (Attach a separate sheet if necessary):

** See Addendum 3.

Section 8a-Operations Employee Health Insurance Benefit Program
Is health insurance for employees and an option for dependents offered?:				Yes (copy of benefit plan must be attached)	No
Package includes (check all that are projected to apply):				This information will vary by participant.
☐ Medical	☐ Vision	☐ Dental	Other:	See Attachment “J” and individual certifications.
Qualified after (check one):
☐ Upon employment	☐ Three months after hire date	☐ Six months after hire date		Other:

COST OF HEALTH INSURANCE FOR COMPANY (annual amount per employee):			PERCENTAGE OF HEALTH INSURANCE COVERAGE:
			By Company:	By Employee:

3 of 4

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Section 8b-Construction Employee Health Insurance Benefit Program
Is health insurance for employees and an option for dependents offered?: Yes (copy of benefit plan must be attached) No
Package includes (check all that are projected to apply):		This information will vary based on contractor. See individual certifications.
☐ Medical	☐ Vision	☐ Dental	Other:

Qualified after (check one):
☐ Upon employment		☐ Three months after hire date	☐ Six months after hire date		Other:

COST OF HEALTH INSURANCE FOR COMPANY (annual amount per employee): PERCENTAGE OF HEALTH INSURANCE COVERAGE:
				By Company:	By Employee:

Section 9-Certification

I, the undersigned, hereby grant to the Governor’s Office of Economic Development access to all pertinent and relevant records and documents of the aforementioned Lead Participant. I understand this requirement is necessary to qualify and to monitor for compliance of all statutory and regulatory provisions pertaining to this application.

If this application is approved, the Lead Participant will monitor and update the material information related to Participants, job creation and capital investment as needed to ensure the Lead Participant remains eligible for the incentives granted.

Being the Lead Participant, I do hereby declare that the facts herein stated are true and that all licensing and permitting requirements will be met prior to the commencement of operations:

Daniel Witt	/s/ Daniel Witt
Name of person authorized for signature	Signature

Manager, Business Development and Policy	October 17, 2014
Title	Date

Nevada Governor’s Office of Economic Development

555 E. Washington Ave., Ste 5400 • Las Vegas, Nevada 89101 • 702.486.2700 • (Fax) 702.486.2701 • www.diversifynevada.com

4 of 4

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc. Alex Leath Partner Direct: (205) 521-8899 aleath@babc.com

October 17, 2014

BY E-MAIL

Steve Hill

Executive Director

Nevada Governor’s Office of Economic Development

555 E. Washington Avenue

Suite 5400

Las Vegas, NV 89101

RE:	Gigafactory Lead Participant Letter Requesting Incentives

Dear Mr. Hill,

Enclosed with this letter is the application to the State of Nevada Governor’s Office of Economic Development (the “Office”), as required under Section 11 of S.B. No. 1 (2014 Special Session) (referred to herein as the “Act”), for certain incentives related to Tesla Motors, Inc’s proposed Gigafactory to be developed in Storey County, Nevada (the “Project”). The purpose of this letter is to comply with the application checklist provided by your office.

1) Participants:

The Lead Participant in the Project is Tesla Motors, Inc. (“Tesla”). Tesla is an active Nevada foreign corporation.

Panasonic Corporation has entered into an agreement with the Lead Participant to provide certain manufacturing and supply functions as well as invest in associated equipment, machinery, and other manufacturing tools at the Project. As such, Panasonic Corporation is expected to be a Participant in the Project.

Certain affiliate entities of the Lead Participant and of Panasonic Corporation, which presently exist or may be organized at a later date, will likely own certain real and personal property related to the Project and may participate in the operation of the Project. Likewise the Lead Participant and Panasonic Corporation may enter into other agreements with suppliers, vendors, customers, service providers, and related businesses for the provision of certain functions related to the Project. These additional entities may be deemed “Participants” for purposes of the Act. The Lead Participant will notify the Office as such additional entities become Participants with respect to the Project, and request a determination by the Office that said Participants are engaged in a common purpose pursuant to the Act.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Steve Hill

October 17, 2014

2) Abatements and Incentives Requested:

The Lead Participant, on behalf of itself and the other Participants at the Project, for the benefit of the Lead Participant and the Project, hereby requests any and all abatements and incentives available under the Act, including, but not limited to, the following:

(i) CREDITS—Up to One Hundred Ninety Five Million ($195,000,00.00) in transferable credits against any tax imposed by chapters 363A and 363B of the Nevada Revised Statutes (“NRS”); the gaming license fees imposed by the provisions of NRS 463.370; any tax imposed by chapter 680B of NRS; or any combination of those fees and taxes.

(ii) ABATEMENTS—Abatement of the following sales and use taxes, property taxes, and employer excise taxes:

(a) SALES AND USE TAXES:

•	Local School Support Tax, NRS Chapter 374
•	Basic City-County Relief Tax, NRS Chapter 377
•	Supplemental City-County Relief Tax, NRS Chapter 377

(b) PROPERTY:

•	Taxes on real and personal property levied by Chapter 361 of NRS.

(c) EMPLOYER EXCISE TAXES:

•	Taxes imposed on the wages paid by an employer pursuant to Chapter 363B of NRS.

(iii) REIMBURSEMENT PAYMENT—Reimbursement payments to the Lead Participant in an amount equal to the sum of each of the following tax items paid to the State or Storey County, as applicable, from any Participant within the Economic Diversification District for the Project:

•	Sales Tax, NRS Chapter 372
•	Promotion of Tourism, Chapter NRS 377A
•	Infrastructure, NRS Chapter 377B
•	Tricounty Railway Commission, Local Acts including Nevada Commission for the Reconstruction of the V&T Railway Act of 1993 – Chapter 566 of the Statutes of Nevada

3) Significance of Abatements and Incentives on Decision to Locate:

The availability of abatements and incentives played a significant role in the decision of the Lead Participant to locate the Project in the State of Nevada. While many other factors played a significant role in the location decision, including workforce, availability of a suitable project site, and logistics considerations, among others, without the availability of the abatements and incentives offered by the State of Nevada and Storey County, the State would not have been a competitive option for location of the Project.

2

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Steve Hill

October 17, 2014

4) How the Project will Promote Economic Development of the State:

The Project is expected to have a profound impact on the economic development and the economic diversity of the State of Nevada as described in the 44 page report prepared by Applied Economics for the Office, dated September 2014. Portions of such report are summarized as follows:

The Project is expected to create a total of 6,500 jobs within the next four years with an average wage estimated at $26.16 per hour. Capital investment is expected to total nearly $5 Billion over that same period, with an additional $5 Billion in capital investment planned through the year 2028. Construction of the Project is expected to result in a one-time $2.4 Billion economic impact. Operation of the Project is expected to result in an annual impact in excess of $5 Billion at full implementation. Overall, the Project may generate in excess of $100 Billion in economic impact over the next twenty years.

This impact is more than numbers – it fits firmly within the State of Nevada’s Plan for Excellence in Economic Development (the “Plan”). The first economic development liability listed in the Plan is an “economy oriented toward consumption sectors.” The Project will serve to re-orient the State of Nevada’s economy towards production as the Project exports its finished goods out of the state and internationally. Additionally, a global consortium of suppliers and partners are likely to play significant roles in the Project. The technologically-advanced nature of the Project and its resultant products will support the State of Nevada’s innovation and technology focus as outlined in the Plan. Finally, the Project represents the top-tier of several targeted sectors. The Project will utilize and develop clean energy. It may require expansion of existing mining operations and potentially encourage the development of new ones. It will be an advanced manufacturing operation, which will also entail significant logistics operations. As such, the Project will have a significant, positive impact on several of targeted sectors described in the Plan.

5) Major Markets for Product Distribution:

The primary market for distribution of the lithium-ion batteries to be produced at the Project is the Tesla automobile manufacturing plant located in Fremont, California. Once the lithiumion batteries are installed in the Tesla automobiles, such vehicles are distributed throughout the United States and internationally. Additionally, certain other industries such as automotive manufacturers and suppliers, electric utilities, and other power generation and storage companies located throughout the United States and internationally will likely become major markets for the products produced at the Project.

3

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Steve Hill

October 17, 2014

6) Job Growth Plans:

The Project intends to include approximately 6,500 employees by the end of calendar year 2022. The job growth plan is more fully described in the enclosed Operations Employment Schedule Form. Tesla is well aware of the requirement that at least 50% of the jobs at the Project be filled by residents of the State of Nevada.

7) Business History and Plans:

Tesla is a U.S.-based, American-owned manufacturer of battery electric vehicles (“EV”), founded in 2003 and headquartered in Palo Alto, CA. Tesla, which employs more than 8,000 workers worldwide, designs and manufactures EVs, as well as EV powertrains for partners such as Toyota and Daimler (makers of the Mercedes-Benz brand) and stationary storage systems for commercial sale. Tesla successfully launched the Roadster in 2008 with its industry-leading efficiency (245 mile range on a single charge), performance (0 to 60 mph in 3.7 seconds), and design. The Tesla Model S, winner of numerous industry awards, was launched in 2012 and is built entirely at a formerly shuttered GM plant in Fremont, CA.

The Tesla Gigafactory will be the Company’s largest expansion in its history and seeks to double the world’s current manufacturing capacity of battery cells by 2020.

We look forward to working with you to on the Project.

Sincerely,

/s/ Alex Leath
Alex Leath
Partner

Enclosures

cc: Brad Mamer, Shante Willis

4

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Other Participants

Lead Participant:	Tesla Motors, Inc.	County:	Storey County

Directions: Provide information on other Participants in the Project. A Participant means a business which operates within the geographic boundaries of a project site and which contributes to or participates in the Project. A Project is undertaken by a business or group of businesses located within the same project site and engaged in a common purpose or business endeavor.

Co-Participant #1 Information
COMPANY NAME (Legal name under which business will be transacted in Nevada)			FEDERAL TAX ID #
Panasonic Energy Corporation of North America			47-1994325
CORPORATE MAILING ADDRESS	CITY / TOWN	STATE / PROVINCE	ZIP
Panasonic Corporation of North America, Two Riverfront Plaza	Newark	NJ	07102-5490
NEVADA ADDRESS (Must be within designated project site)	CITY / TOWN	STATE / PROVINCE	ZIP
Electric Avenue	McCarran	NV	89434
TELEPHONE NUMBER	WEBSITE
Pending	Pending
COMPANY CONTACT NAME	COMPANY CONTACT TITLE
Stephen Weingarten	Assistant General Counsel and Assistant Secretary
E-MAIL ADDRESS	PREFERRED PHONE NUMBER
stephen.weingarten@us.panasonic.com	(201) 392-4752
Has your company ever applied and been approved for incentives available by the Governor’s Office of Economic Development?			☐ Yes ☑ No
If Yes, list the program awarded, date of approval, and status of the accounts (attach separate sheet if necessary):
Co-Participant #2 Information
COMPANY NAME (Legal name under which business will be transacted in Nevada)			FEDERAL TAX ID #
Other Participants will be added as the Project moves forward.
CORPORATE MAILING ADDRESS	CITY / TOWN	STATE / PROVINCE	ZIP
NEVADA ADDRESS (Must be within designated project site)	CITY / TOWN ☐ ☐	STATE / PROVINCE	ZIP
TELEPHONE NUMBER	WEBSITE
COMPANY CONTACT NAME	COMPANY CONTACT TITLE
E-MAIL ADDRESS	PREFERRED PHONE NUMBER
Has your company ever applied and been approved for incentives available by the Governor’s Office of Economic Development?			☐ Yes ☐ No
If Yes, list the program awarded, date of approval, and status of the accounts (attach separate sheet if necessary):
Co-Participant #3 Information
COMPANY NAME (Legal name under which business will be transacted in Nevada) ☐ ☐			FEDERAL TAX ID #
CORPORATE MAILING ADDRESS	CITY / TOWN	STATE / PROVINCE	ZIP
NEVADA ADDRESS (Must be within designated project site)	CITY / TOWN	STATE / PROVINCE	ZIP
TELEPHONE NUMBER	WEBSITE
COMPANY CONTACT NAME	COMPANY CONTACT TITLE
E-MAIL ADDRESS	PREFERRED PHONE NUMBER
Has your company ever applied and been approved for incentives available by the Governor’s Office of Economic Development?			☐ Yes ☐ No
If Yes, list the program awarded, date of approval, and status of the accounts (attach separate sheet if necessary):

EXPAND AS NECESSARY FOR OTHER CO-PARTICIPANTS

Attachment “A”

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Description of the Nevada Facility

Lead Participant:	Tesla Motors, Inc.	County:	Storey County

Directions: A detailed description of the Nevada facility, including a description of the common purpose or business endeavor in which the participants in the project proposed or are engaged. With pre-approval from the Office, an alternative facility description will be considered provided it includes the necessary information.

The Tesla Gigafactory is 5.5 million square-foot facility located in the Tahoe Reno Industrial Center which will be utilized for the manufacturing of
Lithium Ion battery cells and assembly of battery modules and packs for the purposes of both vehicle integration and stationary storage production.

At its peak, it is anticipated to produce more than 50 GWh in annual battery production, which is enough for 500,000 Tesla cars.

See Addendum 1 for a more detail description which is deemed confidential proprietary information of Tesla.

EXPAND AS NECESSARY OR CAN BE REPLACED BY SEPARATE DOCUMENT

Attachment “B”

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Gigafactory Scope Narrative

The Gigafactory scope has not been developed to the point where construction manpower and spending estimates can be made for the entire project. The statements made herein reflect our understanding of the initial phases of the construction effort. Please note that Yates has not currently been contracted to manage the installation of Tesla’s proprietary process equipment so any statements regarding such installation are subject to the direction of Tesla and its manufacturing partners. As the project is further defined, estimates will be updated.

The Gigafactory will be constructed in multiple phases. To support the phased construction approach and ultimately the full build out, the site development effort is now underway. The building pad is under construction in preparation for structural foundations. Initial site development activities

[***]

include changes to Electric Avenue, storm retention, underground utilities and the construction of internal roads and parking lots. In support of the construction operations, site logistics development is underway consisting of temporary offices, electrical power, fencing, and security.

The initial construction phases are described as [***] and [***]. The concept layout of the Gigafactory is shown in the exhibit. [***] The placement of process manufacturing equipment will begin [***].

[***]

[***] structural concrete foundations will begin [***], following the construction of the building pad. Structural steel erection will follow closely behind the foundations and will continue into [***]. As structural steel progresses the building envelope; the roofing system, siding and windows, will follow. Following the building envelope, the mechanical, electrical and process systems begin to advance and will continue to support the manufacturing equipment. As these systems come on line, Tesla’s manufacturing partners will start installing equipment in [***]. The installation and commissioning of the mechanical, electrical and process systems will continue through [***].

During the construction of [***] the site development activities will continue to progress, providing access, drainage, parking lots and utility services required for the factory’s operation.

Addendum 1.1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Description of the Nevada Facility’s Location

Lead Participant:	Tesla Motors, Inc.	County:	Storey County

Directions: A detailed description of the location of the project, including a precise description of the geographic boundaries of the project site. An acceptable description is in the form of a registered professional land surveyor drawing and legal description stamped by a Nevada licensed engineer. This description can be used for purposes related to the creation of an economic diversification district by the governing body of a participating municipality. With pre-approval from the Office, an alternative facility location description will be considered provided it includes the necessary information.

See Addendum 2.

EXPAND AS NECESSARY OR CAN BE REPLACED BY SEPARATE DOCUMENT

Attachment “C”

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 5
	Property Address:	005-091-17, 18, 29 & 34, 005-011-22 & 24 McCarran, NV

SCHEDULE A

1.	Commitment Date: September 3, 2014 at 7:30 A.M.
2.	Policy or Policies to be issued: Amount
a.	ALTA 2006 Extended Coverage Owner Policy $To Be Determined

Proposed Insured:

Tesla Motors, Inc., a Delaware Corporation

3.	(A) The estate or interest in the land described in this Commitment is:

Fee as to Parcels 1, 3, 6, 9, 13 and 14

Easement as to Parcel 21

(B) Title to said estate or interest at the date hereof is vested in:

Tahoe-Reno Industrial Center, LLC, a Nevada limited liability company

4.	The land referred to in this Commitment is situated in the County of Storey, State of Nevada, and is described as follows:

PARCEL 1:

PARCEL 2009-6 OF RECORD OF SURVEY MAP NO. 111167, FILED IN THE OFFICE OF THE COUNTY RECORDER OF STOREY COUNTY, STATE OF NEVADA ON MAY 13, 2009, AS FILE NO. 111167, OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN REAL PROPERTY SITUATE WITHIN THE SOUTH ONE-HALF (1/2) OF SECTION 6, TOWNSHIP 19 NORTH, RANGE 23 EAST, MOUNT DIABLO MERIDIAN, STOREY COUNTY, STATE OF NEVADA BEING A PORTION OF PARCEL 2008-87, AS SHOWN ON THAT “RECORD OF SURVEY FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, FILED IN THE OFFICE OF THE STOREY COUNTY RECORDER, JANUARY 15, 2009, FILE NO. 110530, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT, FROM WHICH POINT THE SOUTHWEST CORNER OF SAID SECTION 6 BEARS SOUTH 83°34’52” WEST, 2553.29 FEET;

THENCE NORTH 52°49’21” EAST, 468.75 FEET TO THE NORTH LINE OF SAID PARCEL 2008-87;

THENCE, ALONG SAID NORTH LINE, SOUTH 37°10’39” EAST, 214.33 FEET;

First American Title Insurance Company
Addendum 2	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 6
	Property Address:	005-091-17, 18, 29 & 34, 005-011-22 & 24 McCarran, NV

THENCE, ALONG A NON-TANGENT CURVE TO THE RIGHT, FROM A TANGENT WHICH BEARS SOUTH 26°31’44” EAST HAVING A RADIUS OF 1450.00 FEET, A CENTRAL ANGLE OF 10°38’55”, AND AN ARC LENGTH OF 269.49 FEET;

THENCE, LEAVING SAID NORTH LINE, SOUTH 52°49’21” WEST, 335.86 FEET;

THENCE NORTH 80°55’36” WEST, 156.06 FEET;

THENCE NORTH 37°10’39” WEST, 369.53 FEET TO THE POINT OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED MAY 13, 2009, AS DOCUMENT NO. 111168 OF OFFICIAL RECORDS.

PARCEL 2:

INTENTIONALLY DELETED

PARCEL 3:

PARCEL 2009-5 OF RECORD OF SURVEY MAP NO. 111167, FILED IN THE OFFICE OF THE COUNTY RECORDER OF STOREY COUNTY, STATE OF NEVADA ON MAY 13, 2009, AS FILE NO. 111167, OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN REAL PROPERTY SITUATE WITHIN THE SOUTH ONE-HALF (1/2) OF SECTION 6, TOWNSHIP 19 NORTH, RANGE 23 EAST, MOUNT DIABLO MERIDIAN, STOREY COUNTY, STATE OF NEVADA BEING A PORTION OF PARCEL 2008-87, AS SHOWN ON THAT “RECORD OF SURVEY FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, FILED IN THE OFFICE OF THE STOREY COUNTY RECORDER, JANUARY 15, 2009, FILE NO. 110530, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT, FROM WHICH POINT THE SOUTHWEST CORNER OF SAID SECTION 6 BEARS SOUTH 83°34.52. WEST, 2553.29 FEET;

THENCE NORTH 37°10.39. WEST, 650.50 FEET;

THENCE NORTH 52°49.21. EAST, 468.75 FEET TO THE NORTH LINE OF SAID PARCEL 2008-87;

THENCE, ALONG SAID NORTH LINE, SOUTH 37°10.39. EAST, 650.50 FEET;

THENCE, LEAVING SAID NORTH LINE, SOUTH 52°49.21. WEST, 468.75 FEET TO THE POINT OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED MAY 13, 2009, AS DOCUMENT NO. 111168 OF OFFICIAL RECORDS.

PARCEL 4:

INTENTIONALLY DELETED

PARCEL 5:

First American Title Insurance Company
Addendum 2	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 7
	Property Address:	005-091-17, 18, 29 & 34, 005-011-22 & 24 McCarran, NV

INTENTIONALLY DELETED

PARCEL 6:

PARCEL 2014-4 OF RECORD OF SURVEY MAP NO. 120562, FILED IN THE OFFICE OF THE COUNTY RECORDER OF STOREY COUNTY, STATE OF NEVADA ON JUNE 30, 2014, AS FILE NO. 120562, OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN REAL PROPERTY SITUATED WITHIN A PORTION OF THE NORTH ONE-HALF (1/2) OF SECTION TWELVE (12), TOWNSHIP 19 NORTH, RANGE 22 EAST, MOUNT DIABLO MERIDIAN, STOREY COUNTY, STATE OF NEVADA, BEING A PORTION OF PARCEL 2009-39 AS SHOWN ON THAT “RECORD OF SURVEY FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, RECORDED IN THE OFFICE OF THE STOREY COUNTY RECORDER, DECEMBER 04, 2009, AS DOCUMENT NO. 112341, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA. MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID PARCEL 2009-39, BEING THE NORTHEAST CORNER OF SAID SECTION TWELVE (12), THENCE, ALONG THE EAST LINE OF SAID PARCEL, SOUTH 00°56’57” WEST, 988.90 FEET;

THENCE, LEAVING SAID EAST LINE, SOUTH 89°54’15” WEST, 3358.63 FEET;

THENCE, SOUTH 71°09’26” WEST, 116.44 FEET;

THENCE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 570.00 FEET, A CENTRAL ANGLE OF 35°24’30”, AND AN ARC LENGTH OF 352.26 FEET;

THENCE, SOUTH 35°44’56” WEST, 560.61 FEET;

THENCE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 810.00 FEET, A CENTRAL ANGLE OF 19°09’56”, AND AN ARC LENGTH OF 270.95 FEET;

THENCE, SOUTH 16°35’00” WEST, 20.98 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 870.00 FEET, A CENTRAL ANGLE OF 06°39’25”, AND AN ARC LENGTH OF 101.08 FEET, TO THE NORTH LINE OF EAST SYDNEY DRIVE, AS DESCRIBED PER DEDICATION DOCUMENT NO. 107605, OFFICIAL RECORDS OF STOREY COUNTY;

THENCE, ALONG SAID NORTH LINE, ALONG A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 90.00 FEET, A CENTRAL ANGLE OF 55°45’04”, WITH A RADIAL LINE IN OF SOUTH 01°30’00” WEST AND A RADIAL LINE OUT OF NORTH 54°15’04” WEST FOR AN ARC LENGTH OF 87.57 FEET, TO THE WEST LINE OF SAID EAST SYDNEY DRIVE;

THENCE, ALONG SAID WEST LINE OF EAST SYDNEY DRIVE, SOUTH 35°44’56” WEST, 114.04 FEET;

THENCE, LEAVING SAID WEST LINE OF EAST SYDNEY DRIVE, ALONG THE WEST LINE OF SAID PARCEL 2009-39, ALONG A NON-TANGENT CURVE TO THE LEFT, HAVING A TANGENT BEARING OF NORTH 35°44’56” EAST HAVING A RADIUS OF 810.00 FEET, A CENTRAL ANGLE OF 19°09’56”, AND AN ARC LENGTH OF 270.95 FEET;

First American Title Insurance Company
Addendum 2	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 8
	Property Address:	005-091-17, 18, 29 & 34, 005-011-22 & 24 McCarran, NV

THENCE, CONTINUING ALONG SAID WEST LINE OF PARCEL 2009-39, NORTH 16°35’00” EAST, 20.98 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 870.00 FEET, A CENTRAL ANGLE OF 19°09’56”, AND AN ARC LENGTH OF 291.02 FEET,

THENCE, NORTH 35°44’56” EAST, 560.61 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 630.00 FEET, A CENTRAL ANGLE OF 35°24’30”, AND AN ARC LENGTH OF 389.33 FEET;

THENCE, NORTH 71°09’26” EAST, 118.20 FEET;

THENCE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 620.00 FEET, A CENTRAL ANGLE OF 23°29’47”, AND AN ARC LENGTH OF 254.26 FEET;

THENCE, NORTH 47°39’39” EAST, 417.70 FEET;

THENCE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 620.00 FEET, A CENTRAL ANGLE OF 04°41’29”, AND AN ARC LENGTH OF 50.77 FEET;

THENCE, NORTH 42°58’10” EAST, 184.32 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 850.00 FEET, A CENTRAL ANGLE OF 36°27’03”, AND AN ARC LENGTH OF 540.76 FEET;

THENCE, NORTH 79°25’13” EAST, 484.95 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 850.00 FEET, A CENTRAL ANGLE OF 11°12’48”, AND AN ARC LENGTH OF 166.35 FEET;

THENCE, NORTH 00°38’01” EAST, 14.69 FEET, TO THE NORTH LINE OF SAID PARCEL 2009-39;

THENCE, ALONG SAID NORTH LINE, SOUTH 89°21’59” EAST, 1596.78 FEET, THE POINT OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED JUNE 30, 2014, AS DOCUMENT NO. 120563 OF OFFICIAL RECORDS.

PARCEL 7:

INTENTIONALLY DELETED

PARCEL 8:

INTENTIONALLY DELETED

PARCEL 9:

PARCEL 2014-9 OF RECORD OF SURVEY MAP NO. 120564, FILED IN THE OFFICE OF THE

First American Title Insurance Company
Addendum 2	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 9
	Property Address:	005-091-17, 18, 29 & 34, 005-011-22 & 24 McCarran, NV

COUNTY RECORDER OF STOREY COUNTY, STATE OF NEVADA ON JUNE 30, 2014, AS FILE NO. 120564, OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN REAL PROPERTY SITUATED WITHIN A PORTION OF THE EAST ONE-HALF (1/2) OF SECTION ONE (1), TOWNSHIP 19 NORTH, RANGE 22 EAST, AND PORTIONS OF SECTIONS SIX (6), AND THE NORTH ONE-HALF (1/2) OF SECTION SEVEN (7), TOWNSHIP 19 NORTH, RANGE 23 EAST, MOUNT DIABLO MERIDIAN, STOREY COUNTY, STATE OF NEVADA, BEING A PORTION OF PARCEL 2009-7 AS SHOWN ON THAT “RECORD OF SURVEY FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, RECORDED IN THE OFFICE OF THE STOREY COUNTY RECORDER, MAY 13, 2009, AS DOCUMENT NO, 111167, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID PARCEL 2009-7, BEING THE WEST ONE-QUARTER (1/4) CORNER OF SAID SECTION SEVEN (7), THENCE, ALONG THE WEST LINE OF SAID PARCEL,

BEGINNING AT A POINT ON THE SOUTHERLY LINE OF SAID PARCEL 2009-7, ALSO BEING THE SOUTHEAST CORNER OF SAID SECTION SEVEN (7);

THENCE, ALONG SAID SOUTHERLY LINE OF PARCEL 2009-7, NORTH 89°21’59” WEST, 1596.76 FEET;

THENCE, LEAVING SAID SOUTHERLY LINE, NORTH 00°38’01” EAST, 282.77 FEET;

THENCE NORTH 31°23’52” EAST, 2934.29 FEET;

THENCE, SOUTH 58°36’24” EAST, 672.98 FEET;

THENCE, NORTH 31°23’36” EAST, 512.57 FEET;

THENCE ALONG A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1340.00 FEET, A CENTRAL ANGLE OF 12°34’29”, WITH A RADIAL LINE IN OF SOUTH 31°23’36” WEST AND A RADIAL LINE OUT OF NORTH 43°58’05” EAST FOR AN ARC LENGTH OF 294.09 FEET;

THENCE, SOUTH 46°01’55” EAST, 1323.58 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1350.00 FEET, A CENTRAL ANGLE OF 08°51’16”, AND AN ARC LENGTH OF 208.63 FEET;

THENCE, SOUTH 37°10’39” EAST, 691.35 FEET;

THENCE, SOUTH 52°49’21” WEST, 468.75 FEET;

THENCE, SOUTH 37°10’39” EAST, 1020.03 FEET;

THENCE, SOUTH 80°55’36” EAST, 156.06 FEET;

THENCE, NORTH 52°49’21” EAST, 335.86 FEET;

THENCE, ALONG A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1450.00 FEET, A CENTRAL ANGLE OF 24°27’22”, WITH A RADIAL LINE IN OF SOUTH 63°28’16” WEST AND A

First American Title Insurance Company
Addendum 2	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 10
	Property Address:	005-091-17, 18, 29 & 34, 005-011-22 & 24 McCarran, NV

RADIAL LINE OUT OF NORTH 87°55’38” EAST FOR AN ARC LENGTH OF 618.92 FEET;

THENCE, ALONG A REVERSE CURVE TO THE LEFT HAVING A RADIUS OF 1550.00 FEET, A CENTRAL ANGLE OF 32°44’13”, AND AN ARC LENGTH OF 885.62 FEET;

THENCE, SOUTH 34°48’36” EAST, 742.52 FEET;

THENCE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 2550.00 FEET, A CENTRAL ANGLE OF 13°08’50”, AND AN ARC LENGTH OF 585.13 FEET;

THENCE, NORTH 89°39’48” WEST, 602.80 FEET;

THENCE, NORTH 59°18’09” WEST, 2571.38 FEET;

THENCE, SOUTH 89°54’15” WEST, 1622.76 FEET;

THENCE, NORTH 00°56’57” EAST, 988.90 FEET, TO THE POINT OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED JUNE 30, 2014, AS DOCUMENT NO. 120565 OF OFFICIAL RECORDS.

PARCEL 10:

INTENTIONALLY DELETED

PARCEL 11:

INTENTIONALLY DELETED

PARCEL 12:

INTENTIONALLY DELETED

PARCEL 13:

PARCEL 2014-13 OF RECORD OF SURVEY MAP NO. 120567, FILED IN THE OFFICE OF THE COUNTY RECORDER OF STOREY COUNTY, STATE OF NEVADA ON JUNE 30, 2014, AS FILE NO. 120567, OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN REAL PROPERTY SITUATED WITHIN PORTIONS OF THE WEST ONE-HALF (1/2) OF SECTION FIVE (5), SECTION SIX (6), THE NORTHEAST ONE-QUARTER (1/4) OF SECTION SEVEN (7), AND THE NORTHWEST ONE-QUARTER (1/4) OF SECTION 8, TOWNSHIP 19 NORTH, RANGE 23 EAST, MOUNT DIABLO MERIDIAN, STOREY COUNTY, STATE OF NEVADA, BEING ALL OF PARCEL 2014-1 AS SHOWN ON THAT “RECORD OF SURVEY FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, RECORDED IN THE OFFICE OF THE STOREY COUNTY RECORDER, ON JUNE 30, 2014, AS DOCUMENT NO. 0120559.

BEING A PORTION OF PARCEL 2012-7 AS SHOWN ON THAT “RECORD OF SURVEY TO SUPPORT A BOUNDARY LINE ADJUSTMENT FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, RECORDED IN THE OFFICE OF THE STOREY COUNTY RECORDER, OCTOBER 02, 2012, AS DOCUMENT NO. 117414, BEING ALL OF PARCELS 2012-11 AND 2012-12 AS SHOWN ON THAT “RECORD OF

First American Title Insurance Company
Addendum 2	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 11
	Property Address:	005-091-17, 18, 29 & 34, 005-011-22 & 24 McCarran, NV

SURVEY FOR TAHOE- RENO INDUSTRIAL CENTER, LLC”, RECORDED IN THE OFFICE OF THE STOREY COUNTY RECORDER. DECEMBER 04, 2012, AS DOCUMENT NO. 117725, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA, AND BEING ALL OF PARCELS 2012-15 AND 2012-16, AND A PORTION OF PARCELS 2012- 14 AND 2012-17 AS SHOWN ON THAT “RECORD OF SURVEY FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, RECORDED IN THE OFFICE OF THE STOREY COUNTY RECORDER, DECEMBER 04, 2012, AS DOCUMENT NO. 117727, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA MORE PARTICULARLY DESCRIBED AS FOLLOWS;

BEGINNING AT THE NORTHWEST CORNER OF SAID PARCEL 2012-11, SAID POINT BEING ON THE SOUTH LINE OF MILAN DRIVE AS DESCRIBED IN DEDICATION DEED DOCUMENT NO. 110596, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA;

THENCE, ALONG SAID SOUTH LINE OF MILAN DRIVE AND ITS EXTENSION THEREOF, SOUTH 88°40’40” EAST, 1605.31 FEET;

THENCE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 910.00 FEET, A CENTRAL ANGLE OF 30°56’06”, AND AN ARC LENGTH OF 491.33 FEET;

THENCE, NORTH 60°23’14” EAST, 317.00 FEET;

THENCE, LEAVING THE SOUTH LINE OF MILAN DRIVE, SOUTH 37°51’40” EAST, 5271.04 FEET;

THENCE, SOUTH O0°38’30” WEST, 2540.48 FEET;

THENCE, SOUTH 59°39’43” WEST, 2246.95 FEET;

THENCE, SOUTH 53°46’10” EAST, 580.76 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1150.00 FEET, A CENTRAL ANGLE OF 03°17’21”, WITH A RADIAL LINE IN OF SOUTH 36°13’50” WEST AND A RADIAL LINE OUT OF NORTH 39°31’11” EAST FOR AN ARC LENGTH OF 66.02 FEET, TO THE SOUTH LINE OF SAID PARCEL 2012-14, ALSO BEING THE SOUTH LINE OF SAID SECTION 8;

THENCE, CONTINUING ALONG SAID SOUTH LINE OF PARCEL 2012-14, NORTH 89°14’53” WEST, 163.12 FEET, TO THE WEST ONE-QUARTER (1/4) CORNER OF SAID SECTION 8;

THENCE, NORTH 89°39’48” WEST, 176.42 FEET;

THENCE, LEAVING THE SOUTH LINE OF SAID PARCEL 2012-14, ALONG ITS WESTERLY LINE, NORTH 53°46’10 “WEST, 370.99 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 2550.00 FEET, A CENTRAL ANGLE OF 18°57’34”, AND AN ARC LENGTH OF 843.81 FEET;

THENCE, NORTH 34°48’36” WEST, 742.52 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1550.00 FEET, A CENTRAL ANGLE OF 32°44’13”, AND AN ARC LENGTH OF 885.62 FEET;

THENCE, ALONG A REVERSE CURVE TO THE LEFT HAVING A RADIUS OF 1450.00 FEET, A CENTRAL ANGLE OF 35°06’16”, AND AN ARC LENGTH OF 888.40 FEET;

First American Title Insurance Company
Addendum 2	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 12
	Property Address:	005-091-17,18, 29 & 34, 005-011-22 & 24 McCarran, NV

THENCE, NORTH 37°10’39” WEST, 1556.18 FEET, TO A POINT ON THE WESTERLY LINE OF SAID PARCEL 2012-7;

THENCE, ALONG SAID WESTERLY LINE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 1350.00 FEET, A CENTRAL ANGLE OF 08°51’16”, AND AN ARC LENGTH OF 208.63 FEET;

THENCE, NORTH 46°01’55” WEST, 1323.58 FEET;

THENCE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 1340.00 FEET, A CENTRAL ANGLE OF 12°34’29”, AND AN ARC LENGTH OF 294.09 FEET;

THENCE, LEAVING SAID WESTERLY LINE OF PARCEL 2012-7, NORTH 31°23’36” EAST, 200.00 FEET, TO THE MOST WESTERLY CORNER OF SAID PARCEL 2012-12;

THENCE, ALONG THE WESTERLY LINE OF SAID PARCEL 2012-12, NORTH 88°42’42” EAST, 188.30 FEET, TO THE SOUTHWEST CORNER OF SAID PARCEL 2012-11;

THENCE, ALONG THE WEST LINE OF SAID PARCEL 2012-11, NORTH 01°19’20” EAST, 2228.00 FEET, TO THE POINT OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED JUNE 30, 2014, AS DOCUMENT NO. 120568 OF OFFICIAL RECORDS.

PARCEL 14:

PARCEL 2014-15 OF RECORD OF SURVEY MAP NO. 120567, FILED IN THE OFFICE OF THE COUNTY RECORDER OF STOREY COUNTY, STATE OF NEVADA ON JUNE 30, 2014, AS FILE NO. 120567, OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN REAL PROPERTY SITUATED WITHIN A PORTION OF THE NORTHEAST ONE-QUARTER (1/4) OF SECTION SEVEN (7), TOWNSHIP 19 NORTH, RANGE 23 EAST, MOUNT DIABLO MERIDIAN, STOREY COUNTY, STATE OF NEVADA, BEING A PORTION OF PARCEL 2012-14 AS SHOWN ON THAT “RECORD OF SURVEY FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, RECORDED IN THE OFFICE OF THE STOREY COUNTY RECORDER, DECEMBER 04, 2012, AS DOCUMENT NO. 117727, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT, FROM WHICH POINT THE NORTHEAST CORNER OF SAID SECTION SEVEN BEARS NORTH 83°59’07” EAST, 1294.45 FEET;

THENCE, SOUTH 09°20’51” WEST, 100.00 FEET;

THENCE, NORTH 80°39’09” WEST, 80.00 FEET;

THENCE, NORTH 09°20’51” EAST, 100.00 FEET;

THENCE, SOUTH 80°39’09” EAST, 80.00 FEET, THE POINT OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN

First American Title Insurance Company
Addendum 2	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number:13
	Property Address:	005-091-17,18, 29 & 34, 005-011-22 & 24 McCarran, NV

DOCUMENT RECORDED JUNE 30, 2014, AS DOCUMENT NO. 120568 OF OFFICIAL RECORDS.

PARCEL 15:

INTENTIONALLY DELETED

PARCEL 16:

INTENTIONALLY DELETED

PARCEL 17:

INTENTIONALLY DELETED

PARCEL 18:

INTENTIONALLY DELETED

PARCEL 19:

INTENTIONALLY DELETED

PARCEL 20:

INTENTIONALLY DELETED

PARCEL 21:

A NON-EXCLUSIVE EASEMENT FOR ACCESS AND UTILITIES AS SET FORTH IN DOCUMENT RECORDED MAY 13, 1999 AS DOCUMENT NO. 111166 OF OFFICIAL RECORDS.

First American Title Insurance Company
Addendum 2	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Operations Employment Schedule

Lead Participant: Tesla Motors, Inc	County: Storey County

Section 1 - Full-Time Operations Employees

Directions: Please complete columns (a) through (d) in Section 1 with information on all qualified employees* that are projected to be hired and employed by the Participants by the end of the allowable 10-year period.

*

A qualified employee must be employed at the site of a qualified project, scheduled to work an average minimum of 30 hours per week, is offered coverage under a plan of health insurance provided by his or her employer, is eligible for health care coverage, and whose position is a “primary job” as set forth in NAC 360.474.

(a)		(b)	( c)*	(d)	(e)	(f)
New Hire Position Title/Description	NV Resident (Y/N)	Number of Positions	Average Hourly Wage	Average Weekly Hours	Annual Wage per Position	Total Annual Wages
Production Associates		4550	$22.79		$47,400.00	$215,670,000
Material Handlers		200	$22.79		$47,400.00	$9,480,000
Equipment Technicians		460	$27.88		$58,000.00	$26,680,000
Quality Technicians		360	$27.88		$58,000.00	$20,880,000
Engineers and Senior Staff		930	$41.83		$87,000.00	$80,910,000
Additional detail submitted as confidential proprietary information of Tesla.
* Column (c) represents an average hourly W-2 wage. It includes overtime & other items included in income for federal income tax purposes.
TOTAL		6500	$26.16		$54,403	$353,620,000

EXPAND AS NECESSARY OR CAN BE REPLACED BY SEPARATE DOCUMENT

Section 2 - Operations Employment Projections

Directions: Please provide one- three- five- eight- and ten-year employment projections in Section 2.

Full-Time Employment

1-Year Projection:	300	5-Year Projection:	4000	10-Year Projection:	6,500
3-Year Projection:	2000	8-Year Projection:	6500

Attachment “D”

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Construction Employment Schedule

Lead Participant: Tesla Motors, Inc.	County: Storey County

Section 1 - Construction Employees

Directions: Please complete columns (a) through (d) in Section 1 with information on all construction employees that are projected to be hired and employed by contractors, sub-contractors and others, the “Construction Employers”*, for the Qualified project by the end of the allowable 10-year period.

*	Each Construction Employer engaged in the construction at the Qualified project must offer a plan of health insurance to each construction employee employed at the Qualified project.

(a)		(b)	(c)	(d)	(e)	(f)
New Hire Position Title/Description	NV Resident (Y/N)	Number of Positions	Average Hourly Wage	Average Weekly Hours	Annual Wage per Position	Total Annual Wages
See Addendum 3.
Additional detail submitted as confidential
proprietary information of Tesla.
TOTAL					$0.00

EXPAND AS NECESSARY OR CAN BE REPLACED BY SEPARATE DOCUMENT

Attachment “E”

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Tesla Gigafactory

Projected Manpower Phase 1 - Phase 5

Yates Construction Company

October 21, 2014

	2014				2015												2016												2017
	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total Tradesmen	Avg. Tradesmen
Phase 1	45	105	203	430	580	868	1135	1295	1359	1119	989	389	208	0																											8725	671
Phase 2				100	195	322	430	652	802	960	1050	1068	897	739	429	183																									7827	602
Phase 3								120	180	340	350	589	890	1100	1245	1388	1100	898	430	209	80																				8919	637
Phase 4									44	86	116	434	580	811	1101	1250	1100	1034	908	845	690	589	403	345	276	118	74	26													10830	542
Phase 5																								26	44	89	143	208	266	340	350	589	890	920	1034	821	733	510	333	140	7436	437
Total	45	105	203	530	775	1190	1565	2067	2385	2505	2505	2480	2575	2650	2775	2821	2200	1932	1338	1054	770	589	403	371	320	207	217	234	266	340	350	589	890	920	1034	821	733	510	333	140	43737

Totals	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
	45	105	203	530	775	1190	1565	2067	2385	2505	2505	2480	2575	2650	2775	2821	2200	1932	1338	1054	770	589	403	371	320	207	217	234	266	340	350	589	890	920	1034	821	733	510	333	140

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

CLIENT CONFIDENTIAL

Tesla Gigafactory

Projected Manpower – [***]

Yates Construction Company

October 20, 2014

Average Cost Per Manhour

October 20, 2014

		Laborer	Mason	Operator	Carpenter	Ironworker	Roofer	Electrician	Pipefitter	Sheet Metal	Plumber	Boilermaker	Average
1	Base Wage	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2	Labor Burdens	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3	Overtime [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4	TOTAL LABOR RATE	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Addendum 3.1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

CLIENT CONFIDENTIAL

Tesla Gigafactory

Projected Manpower – [***]

Yates Construction Company

October 20, 2014

	Storey County Classifications	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Total Tradesmen	Avg. Tradesmen
1	AIR BALANCE TECHNICIAN	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2	ALARM INSTALLER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3	BOILERMAKER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4	BRICKLAYER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5	CARPENTER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6	CEMENT MASON	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7	ELECTRICIAN–COMMUNICATION TECH.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
8	ELECTRICIAN–LINE	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
9	ELECTRICIAN–NEON SIGN	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10	ELECTRICIAN–WIREMAN	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
11	ELEVATOR CONSTRUCTOR	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
12	FENCE ERECTOR	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
13	FLAGPERSON	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
14	FLOOR COVERER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
15	GLAZIER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
16	HIGHWAY STRIPER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
17	HOD CARRIER–BRICK MASON	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
18	HOD CARRIER–PLASTERER TENDER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
19	IRON WORKER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
20	LABORER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
21	MECHANICAL INSULATOR	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
22	MILLWRIGHT	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
23	OPERATING ENGINEER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
24	OPERATING ENG. STEEL FAB/ERECTOR	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
25	OPERATING ENGINEER–PILEDRIVER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
26	PAINTER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
27	PILEDRIVER (NON–EQUIPMENT)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
28	PLASTERER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
29	PLUMBER/PIPEFITTER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
30	REFRIGERATION	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
31	ROOFER (Does not include sheet metal )	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
32	SHEET METAL WORKER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
33	SPRINKLER FITTER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
34	SURVEYOR (NON–LICENSED)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
35	TAPER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
36	TILE /TERRAZZO WORKER/MARBLE MASON	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
37	TRAFFIC BARRIER ERECTOR	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
38	TRUCK DRIVER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
39	WELL DRILLER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
40	LUBRICATION AND SERVICE ENGINEER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
41	SOIL TESTER (CERTIFIED)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Average Number of Craft Employees [***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***] Projected Craft Payroll		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Yates is aware of the Nevada residency requirements of SB1 and is currently engaged in designing and implementing compliance procedures.

Addendum 3.1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

CLIENT CONFIDENTIAL

Tesla Gigafactory

Projected Manpower – [***]

Yates Construction Company

October 20, 2014

	Storey County Classifications	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Total Tradesmen	Avg. Tradesmen
1	AIR BALANCE TECHNICIAN	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2	ALARM INSTALLER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3	BOILERMAKER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4	BRICKLAYER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5	CARPENTER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6	CEMENT MASON	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7	ELECTRICIAN–COMMUNICATION TECH.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
8	ELECTRICIAN–LINE	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
9	ELECTRICIAN–NEON SIGN	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10	ELECTRICIAN–WIREMAN	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
11	ELEVATOR CONSTRUCTOR	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
12	FENCE ERECTOR	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
13	FLAGPERSON	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
14	FLOOR COVERER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
15	GLAZIER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
16	HIGHWAY STRIPER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
17	HOD CARRIER–BRICK MASON	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
18	HOD CARRIER–PLASTERER TENDER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
19	IRON WORKER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
20	LABORER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
21	MECHANICAL INSULATOR	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
22	MILLWRIGHT	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
23	OPERATING ENGINEER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
24	OPERATING ENG. STEEL FAB/ERECTOR	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
25	OPERATING ENGINEER–PILEDRIVER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
26	PAINTER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
27	PILEDRIVER (NON–EQUIPMENT)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
28	PLASTERER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
29	PLUMBER/PIPEFITTER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
30	REFRIGERATION	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
31	ROOFER (Does not include sheet metal )	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
32	SHEET METAL WORKER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
33	SPRINKLER FITTER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
34	SURVEYOR (NON–LICENSED)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
35	TAPER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
36	TILE /TERRAZZO WORKER/MARBLE MASON	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
37	TRAFFIC BARRIER ERECTOR	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
38	TRUCK DRIVER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
39	WELL DRILLER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
40	LUBRICATION AND SERVICE ENGINEER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
41	SOIL TESTER (CERTIFIED)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
42	SOILS AND MATERIALS TESTER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Average Number of Craft Employees [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***] Projected Craft Payroll	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Yates is aware of the Nevada residency requirements of SB1 and is currently engaged in designing and implementing compliance procedures.

Addendum 3.1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Capital Investment

Lead Participant: Tesla Motors, Inc.	County: Storey County

Directions: Capital investment means all costs and expenses proposed to be incurred by the participants in a qualified project. This includes all project costs such as acquisition, construction, installation and equipping of the Qualified project. According to Nevada Revised Statutes, all property that is not defined or taxed as “real estate” or “real property” is considered “personal property.” Please provide a list of the real and personal property the Participants’ intend to acquire, construct, and purchase over the 10-year period.

(a)	(b)	(c)	(d)
Capital Investment Type/Description	# of Units	Price per Unit	Total Cost
Building and Site Infrastructure			$1,100,000,000
Machinery and Equipment - Building Systems			300,000,000
Machinery and Equipment - Module, Pack and Battery Assembly			2,200,000,000
Machinery and Equipment - Materials Processing			1,400,000,000
Additional detail submitted as confidential proprietary information of Tesla.
TOTAL CAPITAL INVESTMENT			$5,000,000,000.00

EXPAND AS NECESSARY OR CAN BE REPLACED BY SEPARATE DOCUMENT

Attachment “F”

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

10/20/2014	Entity Details - Secretary of State, Nevada

TESLA MOTORS, INC.

Business Entity Information
Status:	Active	File Date:	11/6/2012
Type:	Foreign Corporation	Entity Number:	E0576452012-6
Qualifying State:	DE	List of Officers Due:	11/30/2014
Managed By:		Expiration Date:
NV Business ID:	NV20121672465	Business License Exp:	11/30/2014

Additional Information
Central Index Key: E0576452012-6

Registered Agent Information
Name:	THE CORPORATION TRUST COMPANY OF NEVADA	Address 1:	311 S DIVISION ST
Address 2:		City:	CARSON CITY
State:	NV	Zip Code:	89703
Phone:		Fax:
Mailing Address 1:		Mailing Address 2:
Mailing City:		Mailing State:	NV
Mailing Zip Code:
Agent Type:	Commercial Registered Agent - Corporation
Jurisdiction:	NEVADA	Status:	Active

Financial Information
No Par Share Count:	0	Capital Amount:	$2,100,000.00
Par Share Count:	2,100,000,000.00	Par Share Value:	$0.001

Officers			☐ Include Inactive Officers
Treasurer - DEEPAK AHUJA
Address 1:	3500 DEER CREEK ROAD	Address 2:
City:	PALO ALTO	State:	CA
Zip Code:	94583	Country:	USA
Status:	Active	Email:
Secretary - TODD MARON
Address 1:	3500 DEER CREEK ROAD	Address 2:
City:	PALO ALTO	State:	CA
Zip Code:	94583	Country:	USA
Status:	Active	Email:
President - ELON R MUSK
Address 1:	3500 DEER CREEK ROAD	Address 2:
City:	PALO ALTO	State:	CA
Zip Code:	94583	Country:	USA
Status:	Active	Email:
Director - ELON R MUSK
Address 1:	3500 DEER CREEK ROAD	Address 2:
City:	PALO ALTO	State:	CA
Zip Code:	94583	Country:	USA
Status:	Active	Email:

Attachment “G”	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.	1/2

Confidential Treatment Requested by Tesla Motors, Inc.

10/20/2014	Entity Details - Secretary of State, Nevada

Actions\Amendments
Action Type:	Foreign Qualification
Document Number:	20120756640-23	# of Pages:	2
File Date:	11/6/2012	Effective Date:
Initial Stock Value: Par Value Shares: 2,100,000,000 Value: $ 0.001 No Par Value Shares: 0 Total Authorized Capital: $ 2,100,000.00
Action Type:	Miscellaneous
Document Number:	20120756641-34	# of Pages:	1
File Date:	11/6/2012	Effective Date:
(No notes for this action)
Action Type:	Initial List
Document Number:	20120857386-72	# of Pages:	1
File Date:	12/20/2012	Effective Date:
(No notes for this action)
Action Type:	Annual List
Document Number:	20130617641-11	# of Pages:	1
File Date:	9/22/2013	Effective Date:
(No notes for this action)
Action Type:	Registered Agent Change
Document Number:	20130627236-12	# of Pages:	1
File Date:	9/25/2013	Effective Date:
(No notes for this action)

Attachment “G”	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.	2/2

Confidential Treatment Requested by Tesla Motors, Inc.

Storey County Commissioners’ Office
Drawer 176	Storey County	Commissioners@StoreyCounty.org
Virginia City, NV 89440	Courthouse	www.StoreyCounty.org
(775) 847-0968	26 South B Street, Virginia City	Fax: (775) 847-0949

October 8, 2014

Steve Hill – Executive Director

Nevada Governor’s Office of Economic Development

555 East Washington Ave. Suite 5400

Las Vegas, NV 89101

Tesla Motors S.B. 1 Application Support Letter

Dear Mr. Hill,

Storey County fully supports the pending application of Tesla Motors, Inc. for participation in provisions of the recently enacted Senate Bill 1 from the 2014 Special Session. We are exceptionally grateful and proud that Tesla Motors has chosen Nevada, Storey County and the Tahoe-Reno Industrial Center as the home to their new battery manufacturing facility known as the “Gigafactory”.

While some might see abated revenues as “lost revenue”, that is a short-sighted outlook. Beyond the almost immediate benefit of jobs creation both during construction and operation, the focus this opportunity has provided our State is almost beyond comprehension. The Tesla project has served as a catalyst that is already driving in additional inquiries and transactions from other companies at unprecedented levels.

The economic analysis prepared by Applied Economics provides statistical evidence that Tesla’s selection of Nevada will have long-lasting and tremendous positive fiscal benefits thru our entire region. Our interaction with the Tesla Team has consistently proven that they are a highly talented and professional Company that will serve to raise the performance bar in our State.

As the local government entity with perhaps the most fiscal “impact” initially, we are ready and excited to welcome Tesla to our County and our State. Thank you for your consideration of their application. Please do not hesitate to contact me for any additional information or clarification as may be desired.

Sincerely,

Pat Whitten

Storey County Manager

cc:	Alex B. Leath – Bradley Arant Boult Cummings Kevin Kassekert – Tesla Motors, Inc.

Attachment “H”	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Trustees	STOREY COUNTY SCHOOL DISTRICT	Robert Slaby Ed. D., Superintendent
P.O. Box C
Colleen Conley, President	124 South “E” Street
Jeff Nevin, Clerk	Virginia City, NV 89440
Christine Miller, Member
Pamela Smith, Member	Where the Expectation is Excellence

October 8, 2014

Steve Hill – Executive Director

Nevada Governor’s Office of Economic Development

555 East Washington Ave. Suite 5400

Las Vegas, NV 89101

Re: Tesla S.B. 1 Application Support Letter

Dear Mr. Hill,

Storey County School District fully supports the pending application of Tesla Motors, Inc. for participation in provisions of the recently enacted Bill 1 from the 2014 Special Session. We are exceptionally grateful and proud that Tesla Motors has chosen Nevada, Storey County and the Tahoe-Reno Industrial Center as the home to their new battery manufacturing facility known as the “Gigafactory”.

The economic analysis prepared by Applied Economics provides statistical evidence that Tesla’s selection of Nevada will have long-lasting and tremendous positive fiscal impacts on our entire region. Our interaction with the Tesla Team has consistently proven that they are a highly talented and professional Company that will serve to raise the bar in our State.

As the local government entity with perhaps the most fiscal “impact” initially, we are ready and excited to welcome Tesla to our County and our State. Thank you for your consideration of their application. Please do not hesitate to contact me for any additional information or clarification as may be desired.

Sincerely,

Dr. Robert Slaby – Superintendent

Storey County School District is an Equal Opportunity Employer

Telephone: (775) 847-0983 Fax: 847-0989

Attachment “H”	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Robert A. Cashell, Sr. Mayor (775) 334-2001 (775) 334-2097 Fax cashellr@reno.gov Web site: www.Reno.gov	“The most livable of Nevada cities; the focus of culture, commerce and tourism in Northern Nevada.”

October 14, 2014

Nevada Governor’s Office of Economic Development

808 West Nye Lane

Carson City, NV 89703

I am writing to express my full support for Tesla and their request for approval of Sales & Use Tax Abatement, Modified Business Tax Abatement, Personal Property Tax Abatement, Real Property Tax Abatement, Economic Development Rate Rider and Transferable Tax Credits. Although it will be located in Storey County, the Tesla project will result in significant positive impacts on the City of Reno’s economy. As result of Tesla’s announcement to relocate to Northern Nevada, we have seen an increase in businesses evaluating relocation to our community over the past month. The selection of Northern Nevada over the many competing states shows the strength of our business climate and it is critical that we secure the project by providing the necessary abatements.

It is my understanding that the Tesla project will ultimately result in more than 6,000 jobs with average wages of more than $20 per hour. I have no doubt that these jobs will result in many indirect jobs in Reno.

I strongly encourage your support of Tesla’s incentive application.

Sincerely,

Robert A. Cashell, Sr.

Mayor, City of Reno

One East First Street, 15th Floor P.O. Box 1900, Reno, NV 89505

Attachment “H”	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

October 17, 2014

Mr. Steve Hill

Governor’s Office of Economic Development

808 West Nye Lane

Carson City, NV 89703

Re: Tesla Motors Incentives

Dear Steve;

EDAWN hereby supports the application of Tesla Motors, Inc. for the following tax abatement, tax credits and economic development rate rider.

•	Up to 100% of Sales & Use Tax until June 30, 2034.
•	Up to 100% abatement of Real Property, Personal Property and Modified Business Tax Abatements until June 30, 2024.
•	Transferable tax credit of $12,500 per permanent, full-time job up to 6,000 jobs (average wage of $22 per hour to qualify).
•	Transferable tax credit of 5% for the first $1 billion investment, and 2.8% of the next $2.5 billion investment.
•	Extension of the Economic Development Rate Rider electric program from five to ten years.

Tesla Motors is a manufacturer of electric passenger vehicles and will be building one of the largest battery factories in the world at the Tahoe Regional Industrial Center located in Storey County.

Securing the 5.5 million square foot “Gigafactory” for Nevada was due the efforts of a number of Nevadans, and several factors including the state’s positive business climate, tax structure, cost of living, logistic advantages, and the incentive package recently by our State Legislature.

The company’s plans involve a factory investment of $1.1 billion and $3.9 billion in initial equipment purchases over a three year period. Additional plans include $5 billion in replacement equipment and upgrades over a subsequent ten year period. Tesla and its partners plan to hire 6500 operational employees with an average wage exceeding $22.00 per hour and full benefits package. Prioritization of employment will be made to Nevadans and veterans.

Over a twenty year period the Gigafactory is estimated to increase regional employment by 10%, with a total economic impact of approximately $100 billion. This impact is estimated to increase the regional GDP by an astonishing 20%. Over the same period, the Gigafactory is estimated to generate $1.9 billion in total fiscal impacts. Additionally, Tesla will make a direct contribution to K-12 education of $37.5 million beginning in August 2019, and commits to a grant of $1 million to fund advanced battery research at the University of Nevada Las Vegas.

EDAWN fully supports this application, and looks forward to representing the company before the GOED Board in November.

Sincerely,

Stan Thomas

EDAWN, Executive Vice President

Marketing & Competitive Expansion

Attachment “I”

www.edawn.org | 5190 Neil Road, Suite 110 | Reno, NV 89502 | (p) 775.829.3700 or 800-256-9761 | (f) 775-829-3710

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc. YOUR GUIDE TO BENEFITS 2014 WHAT’S INSIDE CHOOSING STANDARD & OPTIONAL FEATURES TAKE CHARGE  OF YOUR MEDICAL PLAN CHECK OUT MODEL RX ELECTRIC SMILES YOUR WINDOW TO THE WORLD EXPLORE SAVINGS VEHICLES WHAT’S HOT? COOL ACCESSORIES [***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

WHAT ’S INSIDE:

3ELIGIBILITY

Find out who is eligible for your benefits and when you can change your benefits.

4MEDICAL

Learn about your medical plan options.

7PRESCRIPTION DRUGS

Find out how prescription drug coverage works with each of the medical plans.

8DENTAL

Learn about your dental coverage.

9VISION

Explore your vision benefits.

10FLEXIBLE SPENDING ACCOUNTS

Learn how these accounts can save you money.

11LIFE , AD&D AND DISABILITY

Get the protection you need with life, AD&D and disability.

WELCOME TO THE TESLA LIFE

Welcome to The Tesla Life. We are focused on being good health care consumers. We take care of ourselves and our family members by using preventive care and preventive prescriptions to avoid more serious health care events. We stretch and exercise to keep us healthy and effective in both work and life.

THE TESLA LIFE Tesla provides world class benefits so you can be at your best. The Tesla Life gives you and your family access to resources promoting well-being and a healthy lifestyle.

For 2014, we want to ensure your Tesla benefits experience is easy, engaging and supportive. We hope you’ll take advantage of programs such as Tesla Energy, which allow you to earn contributions toward the cost of health care by taking part in health and fitness activities;

Castlight Health, a tool to help you research high-quality health care at the best price; and TheTeslaLife.com, which seamlessly connects you to all of your Tesla rewards, features, tools, benefits and perks. TheTeslaLife.com also is where you’ll find your comprehensive Total Rewards Statement.

We are entering a transitional time with the implementation of health care reform. For everyone in the Tesla family, we will continue to stay in front of health care trends to ensure you and your family receive industry-leading benefits and access to an excellent health care program. Our commitment to you is to continue offering innovative and affordable benefits packages designed to support a healthy, balanced life. The Tesla Life.

12401(K), ESPP AND EQUITY INCENTIVE PLAN Find out about the financial benefits of the 401(k), ESPP and Equity Incentive Plans.

13TESLA PERKS Learn about other great benefits of The Tesla Life.

14COST OF COVERAGE Check out the cost of benefits.

In Good Health, Arnnon Geshuri Vice President, Human Resources		15ELECTING COVERAGE Review your enrollment checklist and make your selections online.
BACK COVER Connect with the Tesla Benefits Team or our benefit partners.

Attachment “J”

2	THE TESLA LIFE — YOUR GUIDE TO BENEFITS	-2-
[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

[ELIGIBILITY]

STANDARD & OPTIONAL FEATURES

SOME TESLA BENEFITS COME STANDARD FOR YOU AND YOUR ELIGIBLE DEPENDENTS;

OTHERS ARE OPTIONAL ADD-ONS.

STANDARD FEATURES	OPTIONS	PASSENGERS

All active, full-time employees on the U.S. payroll who are scheduled to work at least 30 hours per week are eligible for the following benefits on the first day of work:

•Medical

•Dental

•Vision

•Flexible Spending Accounts

•Life, AD&D and Disability

All employees on the U.S. payroll are eligible for: •401(k) •Employee Stock Purchase Plan (ESPP) •Tesla Perks

Your eligible dependents for medical, dental, vision, optional life and AD&D include:

•Your spouse or domestic partner

•Your children (biological, adopted, domestic partner’s children, stepchildren or children for whom you have guardianship), regardless of their marital or student status up until the end of the month in which they turn 26

31 THE NUMBER OF DAYS YOU HAVE FROM MOST LIFE EVENTS TO MAKE A CHANGE TO YOUR BENEFITS.

CHANGE IN DIRECTION?

You have 31 days from the date of most life events to change your benefit elections. If you miss the deadline, you will not be able to make changes until the next annual benefits enrollment. Eligible life events include:

•Marriage, divorce, legal separation or annulment

•Birth or adoption

•Beginning or ending of domestic partnership

•Court order

•Beginning or ending of benefits coverage from a spouse or domestic partner’s plan

For more information on what changes can be made for each type of life event, visit TheTeslaLife.com.

THE KEY TO YOUR PERSONALIZED BENEFITS

TheTeslaLife.com allows you to see your total rewards from every angle. You have complete access to the details of your pay, stock, holidays, benefits, perks, account balances and more.

You can stay seamlessly connected to a range of innovative benefits designed to support a healthy, balanced life.

AS A NEW HIRE WHAT HAPPENS IF I DON’T ENROLL?

If you do not make a benefit election, you will ONLY be enrolled in short-term and long-term disability, basic life and AD&D insurance.

GO MOBILE Access TheTeslaLife.com on the go SPOUSE/DOMESTIC PARTNER COVERAGE $200 If you choose to cover a spouse or domestic partner who has access to medical plan coverage through his or her employer in 2014, you will pay an additional spouse/domestic partner contribution of $200 per month.

Attachment “J”

-3-	THE TESLA LIFE — YOUR GUIDE TO BENEFITS	3
[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

[MEDICAL]

TAKE CHARGE

WHEN IT COMES TO HEALTH CARE, WE ENCOURAGE YOU TO MAKE INFORMED DECISIONS FOR YOU AND YOUR FAMILY. TESLA PROVIDES YOU WITH THE TOOLS AND RESOURCES YOU NEED INCLUDING COVERING 100% OF THE COST OF PREVENTIVE CARE AND PREVENTIVE PRESCRIPTIONS.

CIGNA HEALTH SAVINGS PLAN

After you meet the annual deductible ($2,000 per employee/$4,000 per family), you pay 10% of the cost of most covered services you receive from in-network providers until you reach your out-of-pocket maximum. You also have the flexibility to visit out-of-network providers, but your portion of the cost of services is higher.

To help you pay for out-of-pocket expenses, Tesla makes an initial contribution ($200 per employee/$1,200 per family) to a Health Savings Account (HSA) set up in your name. You also have the opportunity to make pretax contributions to your HSA and earn up to $800 in additional contributions for participating in Tesla Energy health and fitness activities. (HSAs are explained on page 6; more information on Tesla Energy is available on TheTeslaLife.com.)

CIGNA REIMBURSEMENT PLAN

If you’d feel more comfortable with a lower annual deductible ($1,000 per employee/$1,500 per family) before Tesla pays benefits, you have the option of sharing the monthly cost of coverage with Tesla and enrolling in the Cigna Reimbursement Plan. This plan allows you to visit in-network or out-of-network providers. And, after you meet the deductible, you pay 10% of the cost of most covered services you receive from in-network providers until you reach your out-of-pocket maximum.

If you enroll in the Cigna Reimbursement Plan, Tesla will open a Health Reimbursement Account (HRA) in your name. Tesla does not contribute to your HRA initially, and you’re not permitted to make pretax contributions; however, you can earn up to $800 in contributions by participating in Tesla Energy health and fitness activities. (HRAs are explained on page 6; more information on Tesla Energy is available on TheTeslaLife.com.)

KAISER HEALTH SAVINGS PLAN AND KAISER REIMBURSEMENT PLAN

Employees in California have the option of enrolling in the Kaiser Health Savings Plan or the Kaiser Reimbursement Plan. If you choose a Kaiser plan, you and Tesla share the monthly cost of coverage.

The Kaiser plans operate in the same way as the Cigna plans, with one exception: If you enroll in a Cigna plan, you can visit in-network or out-of-network providers; if you enroll in a Kaiser plan, you must receive all care from Kaiser providers at Kaiser facilities except in case of an emergency.

TO HELP YOU DECIDE WHICH PROVIDER NETWORK AND PLAN WILL BEST MEET YOUR NEEDS, REVIEW THE KEY FEATURES OF THE PLANS (BELOW), THE SIDE-BY-SIDE COMPARISON OF PLAN BENEFITS (ON PAGE 5) AND THE COSTS OF COVERAGE (ON PAGE 14). YOU ALSO CAN USE THE EXPENSE ESTIMATOR ON THETESLALIFE.COM TO ESTIMATE YOUR HEALTH COVERAGE COSTS UNDER EACH MEDICAL PLAN.

FEATURE	CIGNA PLANS ALL EMPLOYEES		KAISER PLANS CALIFORNIA EMPLOYEES ONLY
	CIGNA HEALTH SAVINGS PLAN	CIGNA REIMBURSEMENT PLAN	KAISER HEALTH SAVINGS PLAN	KAISER REIMBURSEMENT PLAN
FREE PREVENTIVE CARE	✓	✓	✓	✓
FREE PREVENTIVE PRESCRIPTIONS	✓	✓	✓	✓
FREEDOM TO CHOOSE DOCTORS	✓	✓
INITIAL TESLA HSA CONTRIBUTION	✓		✓
TESLA ENERGY CONTRIBUTIONS	✓	✓	✓	✓
OPTIONAL EMPLOYEE CONTRIBUTIONS	✓		✓

Attachment “J”

4	THE TESLA LIFE — YOUR GUIDE TO BENEFITS	-4-
[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

PLAN SPECS: MEDICAL PLAN COMPARISON CHART
	CIGNA PLANS All employees				KAISER PLANS California employees only
PLAN FEATURE	CIGNA HEALTH SAVINGS PLAN		CIGNA REIMBURSEMENT PLAN		KAISER HEALTH SAVINGS PLAN	KAISER REIMBURSEMENT PLAN
	In-Network	Out-of-Network	In-Network	Out-of-Network	Kaiser Network	Kaiser Network
ANNUAL DEDUCTIBLE (amount you must pay before Tesla begins paying; doesn’t apply to preventive care or preventive prescriptions)	$2,000 employee/ $4,000 family		$1,000 employee/ $1,500 family	$1,050 employee/ $2,000 family	$2,000 employee/ $4,000 family	$1,000 employee/ $1,500 family

ANNUAL OUT-OF-POCKET MAXIMUM (the most you have to pay for health care services this year; includes annual deductible, coinsurance and prescription drug copays)	$3,000 employee/ $6,500 family		$2,000 employee/ $4,000 family	$7,050 employee/ $14,000 family	$3,000 employee/ $6,500 family	$2,000 employee/ $4,000 family

INITIAL TESLA HSA CONTRIBUTION	$200 employee/ $1,200 family		N/A		$200 employee/ $1,200 family	N/A
(money you can use for health care expenses)

TESLA ENERGY CONTRIBUTIONS	Up to $800

PREVENTIVE CARE SERVICES	FREE	You pay 30% after deductible	FREE	You pay 30% after deductible	FREE
(routine exams, tests and immunizations)

PHYSICIAN OFFICE VISITS INPATIENT HOSPITAL STAYS OUTPATIENT SURGERY AND SERVICES CHIROPRACTIC CARE	You pay 10% after deductible		You pay 10% after deductible		You pay 10% after deductible
(maximum 30 visits per year)
URGENT CARE	You pay 10% after deductible
EMERGENCY ROOM VISITS

For more detailed coverage information, please refer to the plan documents available on TheTeslaLife.com.

EXPLORE THE TRUE COST OF HEALTH CARE WITH CASTLIGHT

•	Compare nearby doctors, medical facilities and health care services based on the price you’ll pay and the quality of care.
•	See personalized cost estimates based on your location, your medical plan and whether you’ve met your deductible.
•	Review step-by-step explanations of your medical spending so you know how much you paid and why.
•	Receive recommendations about ways to save money and find high-quality care.

Visit TheTeslaLife.com to access Castlight.

Attachment “J”

-5-	THE TESLA LIFE — YOUR GUIDE TO BENEFITS	5
[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

HEALTH SAVINGS ACCOUNTS AND HEALTH REIMBURSEMENT ACCOUNTS

Health Savings Accounts (HSAs) and Health Reimbursement Accounts (HRAs) are both designed to help lower your out-of-pocket health care costs, but they are structured differently.

HEALTH SAVINGS ACCOUNTS (HSAs)

•The Health Savings Plans come with an HSA.

•Tesla makes an initial contribution to your HSA.

•You can earn additional HSA funds by participating in Tesla Energy health and fitness activities.

•You can make pretax contributions to your HSA.

•Your account balance rolls over from year to year.

•The money in your account grows tax-free, and it is yours to keep even if you leave Tesla.

•Once your HSA balance reaches $2,000, you can invest it in a variety of investment options.

HEALTH REIMBURSEMENT ACCOUNTS (HRAs)

•The Reimbursement Plans come with an HRA.

•Tesla does not make an initial contribution to your HRA.

•You can earn HRA funds by participating in Tesla Energy health and fitness activities.

•You cannot make pretax contributions to your HRA.

•Your account balance does not roll over from year to year.

•You cannot keep the money in your account if you leave Tesla.

Key features of HSAs and HRAs are outlined below.

	HEALTH SAVINGS ACCOUNT	HEALTH REIMBURSEMENT ACCOUNT
INITIAL TESLA CONTRIBUTION	$200 employee/$1,200 family	$0
TESLA ENERGY CONTRIBUTIONS	Up to $800	Up to $800
OPTIONAL EMPLOYEE CONTRIBUTIONS	Up to $2,300 employee/$4,550 family	No
YEAR-TO-YEAR BALANCE ROLLOVER	Yes	No
ABILITY TO TAKE YOUR ACCOUNT WITH YOU	Yes	No

You can use the money in your HSA to help pay for eligible health care expenses—medical, dental and vision—for yourself and your dependents. The money in your HRA can only be used to help pay the annual medical deductible.

TESLA ENERGY CONTRIBUTIONS

If you participate in Tesla Energy health and fitness activities, Tesla will reward you with contributions to your HSA or HRA. Once you’ve completed an activity, Tesla will credit your HSA or HRA with the contributions you’ve earned. Visit TheTeslaLife.com to learn more about Tesla Energy.

$1,080

If you and all of the family members you cover on your medical plan do not use tobacco products, you will receive a tobacco-free discount of $90 per month ($1,080 per year).

If you or any of your covered family members do use tobacco products, you may be eligible for a retroactive discount within the same calendar year if you complete the Quit For Life program in 2014. Visit TheTeslaLife.com to learn more.

BENEFITS ADVOCATE

Benefits Advocates are available to participants in all medical plans. They provide you with:

•Timely resolutions of health care billing and insurance claims disputes. •Easy-to-understand information about treatment options, specialists and prescription drugs.	•Assistance locating doctors and hospitals covered by your medical plan. •Explanations of diagnoses, and how to obtain the best medication and treatment from medical professionals.	•Facilitating second opinions when needed. To contact a Benefits Advocate, call 855.668.5041 and say, “Speak with a Benefits Advocate.”

Attachment “J”

6	THE TESLA LIFE — YOUR GUIDE TO BENEFITS	-6-
[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

[ PRESCRIPTION DRUGS ]

CHECK OUT MODEL RX

PRESCRIPTION DRUG (RX) COVERAGE COMES AS A STANDARD FEATURE OF YOUR MEDICAL PLAN AND WORKS DIFFERENTLY DEPENDING ON WHICH PLAN YOU CHOOSE.

PLAN SPECS: PRESCRIPTION DRUG BENEFITS
	CIGNA PLANS				KAISER PLANS
	All employees				California employees only
PLAN FEATURE	CIGNA HEALTH SAVINGS PLAN		CIGNA REIMBURSEMENT PLAN		KAISER HEALTH SAVINGS PLAN	KAISER REIMBURSEMENT PLAN
	In-Network	Out-of-Network	In-Network	Out-of-Network	Kaiser Network	Kaiser Network
PREVENTIVE CARE DRUGS (includes many medications prescribed to treat diabetes, high blood pressure and high cholesterol)	FREE[1]	You pay 30% after deductible	FREE[1]	You pay 30% after deductible	FREE[2]	FREE[2]
RETAIL PRESCRIPTION DRUGS (30-day supply)	You pay 10% after deductible for generics, $50 maximum after deductible for preferred brands, $100 maximum after deductible for non-preferred brands	You pay 30% after deductible	You pay $10 for generics, $25 for preferred brands, $40 for non- preferred brands; not subject to deductible	You pay 50%	You pay 10% after deductible for generics, $50 maximum after deductible for preferred brands, $100 maximum after deductible for non-preferred brands	You pay $10 for generics, $25 for brand-name, $40 for brand-name non-formulary; not subject to deductible
MAIL ORDER PRESCRIPTION DRUGS	You pay 10% after deductible for generics, $75 maximum after deductible for preferred brands, $150 maximum after deductible for non-preferred brands[3]	Not covered	You pay $10 for generics, $50 for preferred brands, $80 for non-preferred brands; not subject to deductible[3]	Not covered	You pay 10% after deductible for generics, $75 maximum after deductible for preferred brands, $150 maximum after deductible for non-preferred brands[4]	You pay $10 for generics, $50 for brand- name, $80 for brand-name non-formulary; not subject to deductible[4]

1 Based on Cigna’s preventive care drug list

2 Based on Kaiser’s preventive care drug list

3 90-day supply

4 100-day supply

RX FREQUENTLY ASKED QUESTIONS	WHAT ARE PREVENTIVE CARE DRUGS?
Preventive care drugs include many medications prescribed to treat diabetes, high blood pressure, high cholesterol and asthma. Prenatal vitamins are also included.
IS BIRTH CONTROL COVERED?
Yes, generic and some preferred brands of oral contraceptives are covered at 100%.
WHAT’S THE DIFFERENCE BETWEEN BRAND-NAME AND GENERIC DRUGS?
You can save money if your prescription is filled with a generic drug. Generic drugs cost less than brand-name drugs, and meet the same FDA requirements for effectiveness, quality and safety.
WHEN WOULD I USE THE MAIL ORDER BENEFIT?

This benefit is used for maintenance medications that you take on a regular basis. Using the mail order service usually saves you money, and you have the added convenience of receiving your medications at home.

Attachment “J”

-7-	THE TESLA LIFE — YOUR GUIDE TO BENEFITS	7
[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

[ DENTAL ]

ELECTRIC SMILES

RECENT RESEARCH SHOWS THAT DENTAL HEALTH IS CLOSELY LINKED TO YOUR OVERALL HEALTH. TO KEEP YOUR SMILE HEALTHY, TESLA PROVIDES DENTAL COVERAGE THROUGH CIGNA FOR YOU AND YOUR FAMILY—AT NO COST TO YOU. SEE THE CHART BELOW FOR DETAILS.

PLAN SPECS: CIGNA DENTAL PLAN
PLAN FEATURE	IN-NETWORK	OUT- OF- NETWORK
ANNUAL DEDUCTIBLE	$50 employee/ $150 family	$50 employee/ $150 family
PREVENTIVE CARE (includes routine exams, cleanings, X-rays and fluoride treatments)	FREE	You pay the difference between UCR* and the billed amount
BASIC CARE (includes fillings, root canals and extractions)	You pay 20%	You pay 20% of UCR*
RESTORATIVE CARE (includes dentures, crowns, bridgework, inlays and onlays)	You pay 50%	You pay 50% of UCR*
ORTHODONTIA (for children and adults)	You pay 50%	You pay 50% of UCR*
ANNUAL MAXIMUM BENEFIT	$2,000 per person
LIFETIME MAXIMUM BENEFIT	$2,000 per person for orthodontia

*What’s UCR?

USR is the average price for a given service in your geographical area.

FREE

PREVENTIVE CARE, INCLUDING ROUTINE EXAMS, CLEANINGS, X-RAYS AND FLUORIDE TREATMENTS, WHEN YOU RECEIVE SERVICE FROM AN IN-NETWORK PROVIDER.

Attachment “J”

8	THE TESLA LIFE — YOUR GUIDE TO BENEFITS	-8-
[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

[ VISION ]

WINDOWS TO THE WORLD

AT TESLA, WE PRIDE OURSELVES ON BEING VISIONARIES. OUR EYES ARE OUR WINDOWS TO THE WORLD. THAT’S WHY WE PROVIDE COMPREHENSIVE VISION COVERAGE THROUGH OUR VISION SERVICE PLAN FOR YOU AND YOUR FAMILY—AT NO COST TO YOU. SEE THE CHART BELOW FOR DETAILS.

PLAN SPECS: VSP VISION PLAN
BENEFIT	DESCRIPTION	COPAY	FREQUENCY
WELLVISION EXAM	•Focuses on your eyes and overall wellness	FREE	Every 12 months
PRESCRIPTION GLASSES
FRAME	•$150 allowance for a wide selection of frames	$25	Every 24 months
•20% off amount over your allowance
•$80 allowance for Costco
LENSES	•Single vision, lined bifocal and lined trifocal lenses	Combined with	Every 12 months
	•Polycarbonate lenses for dependent children	frame
LENS OPTIONS	•Standard progressive lenses	$50	Every 12 months
	•Premium progressive lenses	$80 - $90
	•Custom progressive lenses	$120 - $160
•Average 35-40% off other lens options
CONTACTS
CONTACTS (instead of glasses)	•$150 allowance for contacts and contact lens exam (fitting and evaluation)	FREE	Every 12 months
•15% off contact lens exam (fitting and evaluation)
PRIMARY EYECARE
	•Treatment and diagnosis of eye conditions such as pink eye, vision loss and monitoring of cataracts, glaucoma and diabetic retinopathy. Limitations and coordination with medical coverage may apply.	$20	As needed

YOUR COVERAGE WITH OTHER PROVIDERS
Exam up to $50	Single vision lenses up to $50	Lined trifocal lenses up to $100	Contacts up to $105
Frame up to $70	Lined bifocal lenses up to $75	Progressive lenses up to $85

ProTec Safety® (Employee-Only Coverage)

FRAME

•Fully covered when you choose a safety frame from your VSP doctor’s ProTec Eyewear® collection

• Certified according to the American National Standards Institute (ANSI) guidelines for impact protection. A second pair of Safety frames will be covered, if broken.

LENSES

•Prescription single vision, lined bifocal, lined trifocal, polycarbonate lenses and vermillion tinting covered in full

•Certified according to the American National Standards Institute (ANSI) guideline for impact protection. A second pair of prescription safety lenses will be covered, if broken.

$20 pair every 24 months

Copay combined with frame every 12 months

Attachment “J”

-9-	THE TESLA LIFE — YOUR GUIDE TO BENEFITS	9
[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

[FLEXIBLE SPENDING ACCOUNTS ]

TAX—FREE FINANCING OPTIONS

DON’T MISS YOUR CHANCE TO GET EXTRA SAVINGS. WHEN YOU USE FLEXIBLE SPENDING ACCOUNTS (FSAs), YOU ARE NEVER TAXED ON THE MONEY YOU CONTRIBUTE. THIS MEANS THAT EVERY TIME YOU USE YOUR FSA TO PAY AN ELIGIBLE EXPENSE, YOU RECEIVE A DISCOUNT THAT’S EQUAL TO YOUR INCOME TAX BRACKET. TESLA OFFERS TWO TYPES OF FSAs.

•HEALTH CARE FLEXIBLE SPENDING ACCOUNT (HC FSA):

If you are enrolled in the Cigna Reimbursement Plan or the Kaiser Reimbursement Plan, you can use a HC FSA to pay for medical expenses (such as copayments and coinsurance), dental expenses (non-cosmetic), most prescription drugs and eye glasses.

THE FINE PRINT

In exchange for tax-free financing you must follow a few simple rules:

•You cannot transfer money from one FSA to another, and you cannot use money from one FSA to cover expenses that should be claimed from the other account.

•You must use your FSAs on eligible expenses. For a complete list of eligible expenses for each account, visit www.irs.gov and review publications 502 and 503.

•You cannot contribute more than the IRS maximums to each account. Here are the limits for 2014:

•HC FSA: up to $2,500

•DC FSA: up to $5,000

•“Use it or lose it.” This means that all the money in your HC FSA must be spent by March 15 of the following year and claims must be submitted by April 30 of that year. All the money in your DC FSA must be spent by December 31 and claims must be submitted by April 30 of the following year. Any amount remaining at the end of the plan year is forfeited, so estimate your expenses carefully.

•DEPENDENT CARE FLEXIBLE SPENDING ACCOUNT (DC FSA):

You can use this account to pay for preschool expenses, nursery school expenses, child care in your home, senior day care facility needs and licensed home child care. Dependent Care FSA expenses related to the care of a child must be for a child under the age of 13.

Contributions to a DC FSA cannot be used to pay for dependents’ health care expenses; they can only be used to pay for the care provided to qualifying dependent children or adults.

You can enroll in one, both or neither of the accounts; however, if you are enrolled in the Cigna or Kaiser Health Savings Plan, you may participate in the Dependent Care FSA but NOT in the Health Care FSA.

YOU MUST RE-ENROLL EACH YEAR TO PARTICIPATE IN AN FSA. YOUR ELECTIONS DO NOT ROLL OVER FROM YEAR TO YEAR.

TEST DRIVE THE SAVINGS

The following chart shows you how much you would save on your health care and dependent care expenses if you contribute up to the maximum amount for each account. It assumes you are married and file your taxes jointly with a combined annual income of $50,000.

	WITHOUT FSA	WITH FSA
Combined annual income	$50,000	$50,000
Pretax contribution
•Health Care FSA	$0	$2,500
•Dependent Care FSA	$0	$5,000
Taxable income	$50,000	$42,500
Estimated taxes*	$8,017	$6,892
Take-home pay	$41,983	$35,608
After-tax health and dependent care expenses	$7,500	$0
Final take-home pay	$34,483	$35,608
Increase in take-home pay	$0	$1,125
*	Based on federal tax law for 2013. This may vary depending on your state, local taxes and personal tax situation.

Attachment “J”

10	THE TESLA LIFE — YOUR GUIDE TO BENEFITS	-10-
[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

[LIFE, AD&D AND DISABILITY]

BUILT-IN SAFETY FEATURES

THE ROAD AHEAD CAN BE UNCERTAIN AT TIMES. THAT’S WHY IT’S IMPORTANT TO PLAN FOR THE FUTURE. TESLA’S BENEFITS HAVE BUILT-IN SAFETY FEATURES DESIGNED TO PROVIDE YOU AND YOUR FAMILY WITH THE PROTECTION YOU NEED.

BASIC SAFETY FEATURES

Tesla provides the following coverage at no cost to you:

•	Two times your annual earnings up to $750,000 in basic life insurance; up to $500,000 in basic accidental death and dismemberment (AD&D) insurance
•	In general, if you become disabled, you’ll get two-thirds of your income until you return to work or reach retirement age
>>	Short-term disability pays up to $2,308 per week for up to 90 days
>>	Long-term disability pays up to $15,000 per month

ENHANCED SAFETY FEATURES

If you’d like additional protection, you can elect optional life insurance or optional AD&D. Note: You may be required to provide Evidence of Insurability.

OPTIONAL LIFE INSURANCE	OPTIONAL AD&D

FOR YOURSELF: $10,000 increments up to $600,000 maximum, not to exceed five times your base annual earnings	FOR YOURSELF: $10,000 increments up to $300,000 maximum, not to exceed five times your base annual earnings

FOR YOUR SPOUSE/DOMESTIC PARTNER: $10,000 increments up to $100,000 maximum, not to exceed 50% of your optional life insurance amount	FOR YOUR SPOUSE/DOMESTIC PARTNER: $10,000 increments up to $50,000 maximum, not to exceed 50% of your optional AD&D coverage amount

FOR YOUR CHILD(REN): $5,000 or $10,000	FOR YOUR CHILD(REN): $5,000

EVIDENCE OF INSURABILITY

You may be required to provide proof of your good health, depending on the amount of optional life insurance you elect.

•	You can enroll for coverage up to $200,000, in $10,000 increments, without answering any health questions if you enroll as a new hire.
•	Coverage up to $600,000 is available when you answer a few simple health questions and are approved.
•	If you elect coverage for your spouse that is more than $20,000, your spouse will need to answer health questions.
•	You never have to answer health questions for coverage for your children.

Note: You never have to answer health questions for coverage for yourself, your spouse or your children for optional AD&D coverage.

BENEFICIARY DESIGNATIONS

Life insurance benefits are paid to the beneficiary on file at the time of the claim. To ensure that your life insurance proceeds are paid according to your wishes, keep your beneficiary designations up to date. Visit TheTeslaLife.com to review your beneficiary designations and update them as needed.

If you elect optional life and/or AD&D insurance for your spouse and/or children, you are automatically the beneficiary.

Attachment “J”

-11-	THE TESLA LIFE — YOUR GUIDE TO BENEFITS	11
[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

[401(K), ESPP AND EQUITY INCENTIVE PLAN]

SAVINGS VEHICLES

THE TESLA LIFE IS A RADICALLY DIFFERENT EXPERIENCE. WE OFFER GREAT SAVINGS PROGRAMS TO HELP DRIVE YOUR SUCCESS TODAY WHILE PREPARING FOR YOUR FUTURE. CHECK OUT TESLA’S 401(K) PLAN, EMPLOYEE STOCK PURCHASE PLAN AND EQUITY INCENTIVE PLAN TO START SAVING NOW.

401(K) PLAN

With the Tesla 401(k) Plan, saving for retirement is automatic. Unless you tell us you’d like to do something else, we’ll put 3% of your pay into the 401(k) Plan. You can change this amount at any time.

To make things easy for you, we put the automatic contribution into a “life cycle” fund—this type of fund is based on your date of birth and a retirement age of 65. The fund takes the pressure off you because it is managed by investment experts who monitor your investments and adjust the level of risk as you near retirement. If you’d like to actively manage your investments, the plan offers you other options that allow you to do so. Visit TheTeslaLife.com to learn more about your options and to choose the ones that best fit you and your family’s needs.

EMPLOYEE STOCK

PURCHASE PLAN (ESPP)

Through this program, you can purchase company stock at a 15% discount off the market price at either the beginning of the six-month offering period or the market price at the end of the offering period, whichever is lower. Offering periods begin on March 1 and September 1, and purchases are made on the last day of each offering. You purchase shares through after-tax contributions made through payroll deductions that accumulate during the 6-month offering period.

Shortly after the shares are purchased, they are deposited into your E*TRADE Stock Plans account, where you can hold onto them as long as you want or, subject to Tesla’s Insider Trading Policy, sell or gift the shares without any holding period restrictions.

EQUITY INCENTIVE PLAN

To give every employee the opportunity to own a portion of the company whose success they’re helping to drive, Tesla created the Equity Incentive Plan. The plan allows Tesla to recognize outstanding work performance, and allows employees to benefit from the Company’s continued success.

The value of vested Tesla shares of stock can be a significant portion of your total compensation. Each employee contributes to that value through innovation, efficiency and commitment to quality. Hard work is as evident in the exceptional products we deliver to customers as it is in the performance our stock delivers to employees’ compensation.

Tesla has partnered with E*TRADE Financial to keep Equity Incentive Plan participants updated on the status of their accounts. To learn more about the plan, visit TheTeslaLife.com.

15%

THE DISCOUNT YOU GET WHEN BUYING TESLA STOCK.

Attachment “J”

12	THE TESLA LIFE — YOUR GUIDE TO BENEFITS	-12-
[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

[TESLA PERKS]

COOL ACCESSORIES

TO MAKE IT EASIER TO LIVE A HEALTHY AND PRODUCTIVE LIFE AT WORK AND AT HOME, TESLA GIVES YOU ACCESS TO MANY PERKS, INCLUDING DISCOUNTED FITNESS MEMBERSHIPS, ORGANIC PRODUCE DELIVERY, PERSONALIZED BANKING SERVICES, AND ACCESS TO SERVICES FROM SELECT PARTNERS. VISIT THETESLALIFE.COM TO LEARN MORE.

TESLA BABIES

Tesla Babies provides you with the support you need to make healthy choices during your pregnancy, including Wiser Health, a peer-to-peer decision-making tool; information and resources, including smartphone apps; healthy recipes and exercises; and time off to bond with your baby.

KINDERCARE DISCOUNTS

Tesla families have access to a 10% tuition discount with the largest network of early childhood education programs in the U.S. through KinderCare, CCLC, and Champions. Visit any KinderCare facility after January 1, 2014 to learn more.

COMMUTER BENEFITS

Tesla pays for up to $125 per month of your costs to commute to work on public transportation. You can apply for commuter benefits any time through WageWorks.com.

BICYCLE REIMBURSEMENT

If you ride your bike to work, Tesla will reimburse up to $20 a month for eligible commuting expenses, such as your bike purchase, maintenance and storage. Visit WageWorks.com to request bicycle reimbursement.

LEGAL SERVICES

You can elect legal coverage through MetLaw that provides you with telephone and office consultations on matters such as estate planning, family law, and financial and real estate transactions. Your cost of coverage, which is deducted from your pay on an after-tax basis, is $18 per month.

PERSONAL TRAVEL ASSISTANCE

Tesla provides personal travel assistance for you and your family members when you travel for up to 120 days and more than 100 miles from home. This benefit includes medical referrals, emergency evacuation, prescription delivery, lost luggage assistance and other services.

BUSINESS TRAVEL INSURANCE

You have 24-hour assistance when traveling on business, including pre-travel assistance, medical travel services, and personal security assistance. This benefit also comes with concierge services for local recommendations and arrangements. Visit TheTeslaLife.com for more information.

GuidanceResources

Ever wish you had a personal assistant? Whether searching for a new home appliance or planning for a vacation or birthday party, with GuidanceResources you have someone to help you with all life’s details. Plus, it’s free to you and your family members.

>> WORK-LIFE SOLUTIONS

Work-Life specialists can provide referrals for getting care for your kids, elders and pets when you need it. They can also get you referrals for home repairs, help you research your options when you are thinking about making a major purchase, such as buying a car or house and they’ll even help you plan for college.

>> PERSONAL ISSUES

Most people don’t like asking for help, especially when it comes to their personal life. But talking with someone can often make a big difference. That’s why we offer you confidential access to highly trained master’s and doctoral level clinicians who will listen to your concerns and quickly refer you to in-person counseling and other resources. Whether you’re stressed out, anxious, depressed or dealing with relationship issues, job pressures or substance abuse, help is just a phone call away.

>> FINANCIAL ISSUES

Wouldn’t it be nice if you had someone to help you understand your finances and plan for the future? With GuidanceResources, you do. You can speak with Certified Public Accountants and Certified Financial Planners on a wide range of financial issues, including: getting out of debt, retirement planning, credit card or loan problems, estate planning, tax questions and saving for college. It’s like having your own financial coach.

QUIT FOR LIFE

Tesla offers Quit For Life at no cost to you to help you stop using tobacco products. You’ll receive a personalized “Quit Plan,” nicotine replacement therapy and ongoing support from coaches and a community of peers. Call 866.QUIT.4.LIFE (866.784.8454) or visit QuitNow.net to enroll.

Attachment “J”

-13-	THE TESLA LIFE — YOUR GUIDE TO BENEFITS	13
[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

[COST OF COVERAGE]

FINANCING

	EMPLOYEE ONLY	EMPLOYEE + SPOUSE/ DOMESTIC PARTNER	EMPLOYEE + CHILDREN	EMPLOYEE + FAMILY
MEDICAL PLAN (rates exclude spouse/domestic partner contribution; include tobacco-free discount)
CIGNA HEALTH SAVINGS PLAN
You pay monthly	$0	$0	$0	$0
Tesla pays monthly	$422	$892	$772	$1,176
CIGNA REIMBURSEMENT PLAN
You pay monthly	$30	$80	$50	$176
Tesla pays monthly	$422	$892	$772	$1,176
KAISER HEALTH SAVINGS PLAN
You pay monthly	$60	$128	$94	$186
Tesla pays monthly	$422	$892	$772	$1,176
KAISER REIMBURSEMENT PLAN
You pay monthly	$88	$126	$74	$224
Tesla pays monthly	$422	$892	$772	$1,176

SPOUSE/DOMESTIC PARTNER CONTRIBUTION

If you choose to cover a spouse or domestic partner who has access to medical plan coverage through his or her employer in 2014, you will pay an additional spouse/domestic partner contribution of $200 per month. This additional contribution helps ensure that Tesla is not subsidizing other employers’ health care costs, and allows Tesla to provide affordable benefits to you and all Tesla families.

TOBACCO-FREE DISCOUNT

If you and all of the family members you cover on your medical plan do not use tobacco products, you will receive a tobacco-free discount of $90 each month. If you or any of your covered family members do use tobacco products, you’re not eligible for the tobacco-free discount; however, you may be eligible for a retroactive discount if you complete the Quit For Life program. Visit TheTeslaLife.com to learn more.

	EMPLOYEE ONLY	EMPLOYEE + SPOUSE/ DOMESTIC PARTNER	EMPLOYEE + CHILDREN	EMPLOYEE + FAMILY
DENTAL PLAN
You pay monthly	$0	$0	$0	$0
Tesla pays monthly	$49	$122	$105	$162
VISION PLAN
You pay monthly	$0	$0	$0	$0
Tesla pays monthly	$12	$18	$18	$27

OPTIONAL LIFE INSURANCE FOR YOU AND YOUR SPOUSE/ DOMESTIC PARTNER
YOUR AGE OR YOUR SPOUSE/DOMESTIC PARTNER’S AGE AS OF JANUARY 1, 2014	YOUR MONTHLY RATE PER $1,000 (up to $600,000)	MONTHLY SPOUSE/ DOMESTIC PARTNER RATE PER $1,000 (up to $100,000)
Under age 25	$0.050	$0.050
25 to 29	$0.060	$0.060
30 to 34	$0.080	$0.080
35 to 39	$0.090	$0.090
40 to 44	$0.111	$0.111
45 to 49	$0.167	$0.167
50 to 54	$0.257	$0.257
55 to 59	$0.479	$0.479
60 to 64	$0.734	$0.734
65 to 69	$1.412	$1.412
70 and above	$2.291	$2.291
OPTIONAL CHILD LIFE
AGE	RATE PER CHILD PER $5,000 OF COVERAGE	MAXIMUM COVERAGE AMOUNT
Birth up to age 26 regardless of student or marital status	$0.18	$10,000

OPTIONAL AD&D FOR YOU, YOUR SPOUSE/DOMESTIC PARTNER AND CHILDREN
AGE	RATE PER PERSON PER $1,000 OF COVERAGE	MAXIMUM COVERAGE AMOUNT
Child Optional AD&D: birth up to age 26 regardless of student or marital status Spouse or Domestic Partner: no age restrictions	$0.035 per person per $1,000 of coverage	$300,000 for you; $50,000 for your spouse; $5,000 for your children

Attachment “J”

14	THE TESLA LIFE — YOUR GUIDE TO BENEFITS	-14-
[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

[ELECTING COVERAGE]

START YOUR ENGINES

NOW THAT YOU’VE HAD A CHANCE TO REVIEW YOUR BENEFIT OPTIONS FOR 2014, IT’S TIME TO MAKE YOUR SELECTIONS. BE SURE TO ENROLL BY THE DEADLINE; IF YOU MISS IT, YOU WON’T BE ABLE TO PARTICIPATE UNTIL 2015 (UNLESS YOU HAVE A QUALIFYING LIFE EVENT, SUCH AS THE BIRTH OF A CHILD).

ENROLLMENT CHECKLIST

☐PEOPLE TO COVER

☐You

☐Spouse/domestic partner

☐Children

☐MEDICAL PLANS

☐Cigna Health Savings Plan

☐Cigna Reimbursement Plan

☐Kaiser Health Savings Plan

☐Kaiser Reimbursement Plan

☐ HEALTH SAVINGS ACCOUNT

☐Yes $                  up to $2,300 employee/$4,550 family

☐No

☐SPOUSE/DOMESTIC PARTNER HAS OTHER MEDICAL COVERAGE

☐Yes     ☐ No

☐ALL PEOPLE ENROLLED IN MEDICAL PLAN ARE TOBACCO FREE

☐Yes     ☐ No

☐DENTAL

☐Yes     ☐ No

☐VISION

☐Yes     ☐ No

☐FLEXIBLE SPENDING ACCOUNTS

☐Health Care FSA $                 up to $2,500

☐Dependent Care FSA $                 up to $5,000

☐OTHER BENEFITS

☐Optional Life (remember to update beneficiaries)

☐Optional AD&D (remember to update beneficiaries)

☐MetLaw

A CONFIRMATION OF YOUR ELECTIONS WILL BE MAILED TO YOUR HOME. REVIEW IT CAREFULLY AS IT IS YOUR LAST CHANCE TO CORRECT ANY ERRORS.

ONLINE ENROLLMENT Log on to TheTeslaLife.com and click on “Enroll Now!”

If you haven’t created an account on TheTeslaLife.com, you’ll need to do so to elect your 2014 benefits.

1.Click on “First-Time User?”.

2.Enter your last name, date of birth, ZIP code and the last four digits of your Social Security number.

3.Create a user name and password of your choice. (Your user name must be between 8 and 20 characters or numbers.)

4.Answer the security questions, which will be used to confirm your identity if you ever forget your login information.

5.Return to the home page and click on “Enroll Now”.

You may enroll in the 401(k) Plan and take part in Tesla Perks programs at any time during the year.

Employee Stock Purchase Plan offering periods begin on March 1 and September 1, and purchases are made on the last day of each offering period.

Attachment “J”

-15-	THE TESLA LIFE — YOUR GUIDE TO BENEFITS	15
[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

[CONTACT INFORMATION]

THE TESLA BENEFITS TEAM IS HERE TO BE YOUR CO-PILOT

You can always visit TheTeslaLife.com or contact the Tesla Benefits Team at 855.668.5041, Monday through Friday from 5 a.m. to 5 p.m. PT. In addition, if you’d like to reach out directly to one of our benefit partners, you can do so by contacting them through the websites and phone numbers listed below.

BENEFIT	WEBSITE	PHONE NUMBER
Tesla Benefits Team	TheTeslaLife.com	855.668.5041
GuidanceResources	guidanceresources.com	855.742.6142
ComPsych	WebID: TESLA
Benefits Advocate	aonhewittadvocacy.com	855.668.5041 (Say, “Speak with a Benefits Advocate.”)
Medical	cigna.com	800.CIGNA.24
Cigna Health Savings Plan and	mycigna.com	800.244.6224
Cigna Reimbursement Plan
Group: 3333615
Medical	kp.org	Northern California 800.663.1771
Kaiser Health Savings Plan and		Southern California 800.533.1833
Kaiser Reimbursement Plan
Group: 00140001
Dental	cigna.com	800.CIGNA.24
Cigna	mycigna.com	800.244.6224
Group: 3333615
Vision	vsp.com	800.877.7195
VSP Vision Care
Policy: 30004376
Flexible Spending Accounts (FSA)	TheTeslaLife.com	855.668.5041 (Say, “Flexible Spending Accounts.”)
Your Spending Account (YSA)
401(k)	401k.com	800.835.5097
Fidelity Investments
Plan: 27719
ESPP	etrade.com	800.838.0908
E*Trade Financial
Equity Incentive Plan	etrade.com	800.838.0908
E*Trade Financial
Life, AD&D, Short-Term Disability and	prudential.com	800.524.0542 (life insurance claims)
Long-Term Disability		888.257.0412 (evidence of insurability)
Prudential
Personal Travel Assistance	axa-assistance.us	800.565.9320
AXA Assistance		312.935.3654 (collect)
Business Travel Assistance	TheTeslaLife.com	877.244.6871
Chartis		+1 715.346.0859 (overseas collect)
Commuter Benefit Program and Bicycle Reimbursement	wageworks.com	877.WageWorks 877.924.3967
WageWorks
Legal Services	info.legalplans.com	800.821.6400
MetLaw	Enter access code: GETLAW
Tobacco Cessation	quitnow.net	866.QUIT.4.LIFE
Quit For Life		866.784.8454
Tesla Perks	TheTeslaLife.com	N/A
Banking, Produce Delivery, Discounts and More

Attachment “J”

16	THE TESLA LIFE — YOUR GUIDE TO BENEFITS	-16-
[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

GO MOBILE Access TheTeslaLife.com on the go GO MOBILE Access TheTeslaLife.com on the go

This document is subject to change without notice. Tesla Motors Inc. does not warrant that the material contained in this document is error-free. If you find any problems with this document, please report them to Tesla Motors, Inc. Human Resources in writing.

Tesla Motors, Inc. reserves the right to terminate, suspend, withdraw, or modify the benefits described in this document, in whole or in part, at any time. No statement in this or any other document, and no oral representation, should be construed as a waiver of this right.

This is not a legal document. Please refer to the summary plan description for detailed information. This document is not intended to cover every option detail. Complete details are in the legal documents, contracts, and administrative policies that govern benefit operation and administration.

If there should ever be any differences between the summaries in this handbook and these legal documents, contract, policies, the document contracts and policies will be the final authority.

Attachment “J”

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

EXHIBIT B

GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

INCENTIVE AGREEMENT

CERTIFICATE OF ELIGIBILITY – LOCAL SALES AND USE TAX

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Docket No. 14-1017141

Date Issued: January 30, 2015

Effective: October 17, 2014

NEVADA GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

CERTIFICATE OF ELIGIBILITY

This is to certify that

TESLA MOTORS, INC.

Has been granted a Certificate of Eligibility for abatement of local sales and use tax at the Qualified Project as set forth in Senate Bill. 1, 28th (2014) Special Session of the Nevada Legislature as further described herein:

AN ABATEMENT OF THE LOCAL SALES AND SALES AND USE TAXES IMPOSED PURSUANT TO CHAPTERS 374 AND 377 OF NRS ON THE GROSS RECEIPTS OF ANY RETAILER FROM THE SALE OF TANGIBLE PERSONAL PROPERTY SOLD AT RETAIL, OR DELIVERED, STORED, USED OR OTHERWISE CONSUMED, AT THE SITE OF THE GIGAFACTORY PROJECT. THE TERM DOES NOT INCLUDE THE TAXES IMPOSED BY NRS 372. THIS ACTION WOULD ABATE SAID LOCAL TAXES FROM THE PREVAILING COUNTRY RATE IMPOSED PURSUANT TO NRS CHAPTERS 374 AND 377 TO A LOCAL RATE OF 0.75%, RESULTING IN AN AJUSTED OVERALL STATE AND LOACAL SALES AND USE TAX RATE OF 2.75%, COMMENCING ON OCTOBER 17, 2014 AND CONTINUING THROUGH JUNE 30, 2034.

Steven D. Hill, Executive Director

Date 1/30/15

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

EXHIBIT C

GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

INCENTIVE AGREEMENT

CERTIFICATE OF ELIGIBILITY – EMPLOYER EXCISE TAX

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Docket No. 14-1017141

Date Issued: January 30, 2015

Effective: October 17, 2014

NEVADA GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

CERTIFICATE OF ELIGIBILITY

This is to certify that

TESLA MOTORS, INC.

Has been granted a Certificate of Eligibility for abatement of employer excise tax at the Qualified Project As set forth in Senate Bill No. 1, 28th (2014) special Session of the Nevada Legislature as further described herein:

AN ABATEMENT OF ALL EMPLOYTER EXCISE TAXES COMMENCING ON OCTOBER 17, 2014 AND CONTINUING THROUGH JUNE 30, 2024, IN AN AMOUNT THAT EQUALS THE AMONUT OF THE EMPLOYER EXCISE TAXES THAT WOULD OTHERWISE BE OWED BY EACH PARTICIPANT FOR EMPLOYEES EMPLOYED BY THE PARTICIPANT FOR THE GIGAFACTORY PROJECT.

Steven D. Hill, Executive Director

Date 1/30/15

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

EXHIBIT D

GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

INCENTIVE AGREEMENT

CERTIFICATE OF ELIGIBILITY – PERSONAL PROPERTY TAX

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Docket No. 14-1017141

Date Issued: January 30, 2015

Effective: October 17, 2014

NEVADA GOVERNOR’S OFFICE ECONOMIC DEVELOPMENT

CERTIFICATE OF ELIGIBILITY

This is to certify that

TESLA MOTORS, INC.

Has been granted a Certificate of Eligibility for property tax at the Qualified Project as set forth in senate Bill No. 1, 28th (2014) Special session of the Nevada Legislature as further described herein:

AN ABATEMENT OF ALL PROPERTY TAXES, BOTH REAL AND PERSONAL, COMMENCING ON OCTOBER 17, 2014 AND CONTINUING THROUGHT JUNE 30, 2024, IN AN AMOUNT THAT EQUALS THE AMOUNT OF THE PROPERTY TAXES THAT WOULD OTHERWISE BE OWED BY THE LEAD PARTICIPANT AND EACH OTHER PARTICIPANT FOR THE GIGAFACTORY PROJECT.

Steven D. Hill, Executive Director

Date 1/30/15

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

EXHIBIT E

GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

INCENTIVE AGREEMENT

CERTIFICATE OF ELIGIBILITY – REAL PROPERTY TAX

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Docket No. 14-1017141

Date Issued: January 30, 2015

Effective: October 17, 2014

NEVADA GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

CERTIFICATE OF ELIGIBILITY

This is to certify that

TESLA MOTORS, INC.

Has been granted a Certificate of Eligibility for abatement of property tax at the Qualified Project as set forth in Senate Bill No. 1, 28th (2014) Special Session of the Nevada Legislature as further described herein:

An abatement of all property taxes, both real and personal, commencing on October 17, 2014 and continuing through June 30, 2024, in an amount that equals the amount of the property taxes that would otherwise be owed by the lead participant and each other Participant for the Gigafactory Project.

Steven D. Hill, Executive Director Date

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

EXHIBIT F

GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

INCENTIVE AGREEMENT

CERTIFICATE OF ELIGIBILITY – EDRR

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Docket No. 14-1017141

Date Issued: January 30, 2015

Effective: October 17, 2014

NEVADA GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

CERTIFICATE OF ELIGIBILITY

This is to certify that

TESLA MOTORS, INC

Has been granted a Certificate of Eligibility for electronic capacity allocation for the Qualified Project as set forth in Senate Bill No. 1, 28th (2014) Special Session of the Nevada Legislature as further described herein.

The Economic Development Electric Rate Rider (EDRR) As Further Described in the Motion, AB No. 1 and NRS

704.7871 Through NRS 704.7882, Collectivity

Steven D. Hill Executive Director Date 1/30/15

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

EXHIBIT G

GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

INCENTIVE AGREEMENT

CERTIFICATES OF ELIGIBILITY – TRANSFERABLE TAX CREDITS

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Docket No. 14-1017141

Date Issued: January 30, 2015

Effective: October 17, 2014

NEVADA GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

CERTIFICATE OF ELIGIBILITY

This is to certify that

Tesla Motors, Inc

Has been granted a Certificate of Eligibility for transferable tax credits for qualified employees at the Qualified Project as set forth in Senate Bill No. 1, 28th (2014) Special Session of the Nevada Legislature as further described herein:

TRANSFERABLE TAX CREDITS IN AN AMOUNT NOT TO EXCEED A TOTAL OF $75,000,000, IN THE AMOUNT OF $12,500 FOR EACH QUALIFIED EMPLOYEE OF A PARTICIPANT, TO A MAXIMUM OF 6,000 QUALIFIED EMPLOYEES EMPLOYED AT THE GIGAFACTORY PROJECT BY ALL PARTICIPANTS, COLLECTIVELY; AS FURTHER CONDITIONED BY THE STATE FISCAL YEAR LIMITATIONS ESTABLISHED IN SEC. 14 OF SB NO. 1.

Steven D. Hill, Executive Director

Date 1/30/15

(***) Information has been omitted and filed separately with the Securities and Exchange Commission confidential Treatment has been requested with respect to the omitted portions

Docket No. 14-1017141

Date Issued: January 30, 2015

Effective: October 17, 2014

NEVADA GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

CERTIFICATE OF ELIGIBILITY

This is to certify that

TESLA MOTORS, INC.

Has been granted a Certificate of Eligibility for transferable tax credits for new capital investment at the Qualified Project as set forth in Senate Bill No. 1, 28th (2014) Special Session of the Nevada Legislature as further described herein:

TRANSFERABLE TAX CREDITS IN AN AMOUNT NOT TO EXCEED A TOTAL OF $120,000,000, IN AN AMOUNT EQUAL TO (A) 5 PERCENT OF THE FIRST $1 BILLION OF NEW CAPITAL INVESTMENT IN THIS STATE MADE COLLECTIVELY BY THE PARTICIPANTS IN THE GIGAFACTORY PROJECT; AND (B) 2.8 PERCENT OF THE NEXT $2.5 BILLION OF NEW CAPITAL INVESTMENT IN THIS STATE MADE COLLECTIVELY BY THE PARTICIPANTS IN THE GIGAFACTORY PROJECT; AS ALSO CONDITIONED BY THE STATE FISCAL YEAR LIMITATIONS ESTABLISHED IN SEC. 14 OF SB NO. 1.

Steven D. HILL, Executive Director

Date 1/30/15

Confidential Treatment Requested by Tesla Motors, Inc.

EXHIBIT H

GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

INCENTIVE AGREEMENT

FORM DECLARATION OF PARTICIPANT

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

[Tesla letterhead]

<<Company Name>>

<<Company Address>>

<<Company C/S/Z>>

Dear <<Company Official>>,

This letter serves to confirm <<Company Name>>’s status as a <<[Choose one:] Participant / Contractor>> in the Qualified Project commonly known as the Gigafactory.

Accordingly, this letter serves as the written authorization for <<Company Name>> to make tax exempt purchases of Eligible Property, as that term is defined by the Special Exemption Letter dated December 17, 2014 and effective October 17, 2014 (a copy of which is attached hereto).

All tax exempt purchases made pursuant to this Special Exemption Letter must be reported by the purchaser on a monthly sales/use tax return as required by the Nevada Department of Taxation. The purchaser must remit the applicable 2.75% sales/use tax with the return.

IMPORTANT NOTE: This exemption applies only to sales/use tax. It does not apply to fuel taxes such as the motor vehicle fuel excise tax, tire tax, or any other tax imposed by Nevada, Storey County or the Federal government. Items subject to these taxes are still taxable.

Should you, or any of your venders, have any questions you may contact <<Tesla Representative>> at <<Phone>> or <<Email>>.

Sincerely,

<<Tesla Representative>>

<<Title>>

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

EXHIBIT I

GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

INCENTIVE AGREEMENT

PROJECT SITE DESCRIPTION

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 5
	Property Address:	005-091-17,18, 29 & 34, 005-011-22 & 24 McCarran, NV

SCHEDULE A

1.	Commitment Date: September 3, 2014 at 7:30 A.M.
2.	Policy or Policies to be issued: Amount
a.	ALTA 2006 Extended Coverage Owner Policy $To Be Determined

Proposed Insured:

Tesla Motors, Inc., a Delaware Corporation

3.	(A) The estate or interest in the land described in this Commitment is:
Fee as to Parcels 1, 3, 6, 9, 13 and 14 Easement as to Parcel 21
(B)	Title to said estate or interest at the date hereof is vested in:
Tahoe-Reno Industrial Center, LLC, a Nevada limited liability company
4.	The land referred to in this Commitment is situated in the County of Storey, State of Nevada, and is described as follows:

PARCEL 1:

PARCEL 2009-6 OF RECORD OF SURVEY MAP NO. 111167, FILED IN THE OFFICE OF THE COUNTY RECORDER OF STOREY COUNTY, STATE OF NEVADA ON MAY 13, 2009, AS FILE NO. 111167, OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN REAL PROPERTY SITUATE WITHIN THE SOUTH ONE-HALF (1/2) OF SECTION 6, TOWNSHIP 19 NORTH, RANGE 23 EAST, MOUNT DIABLO MERIDIAN, STOREY COUNTY, STATE OF NEVADA BEING A PORTION OF PARCEL 2008-87, AS SHOWN ON THAT “RECORD OF SURVEY FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, FILED IN THE OFFICE OF THE STOREY COUNTY RECORDER, JANUARY 15, 2009, FILE NO. 110530, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT, FROM WHICH POINT THE SOUTHWEST CORNER OF SAID SECTION 6 BEARS SOUTH 83°34’52” WEST, 2553.29 FEET;

THENCE NORTH 52°49’21” EAST, 468.75 FEET TO THE NORTH LINE OF SAID PARCEL 2008-87;

THENCE, ALONG SAID NORTH LINE, SOUTH 37°10’39” EAST, 214.33 FEET;

First American Title Insurance Company
-1-	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 6
	Property Address:	005-091-17,18, 29 & 34, 005-011-22 & 24 McCarran, NV

THENCE, ALONG A NON-TANGENT CURVE TO THE RIGHT, FROM A TANGENT WHICH BEARS SOUTH 26°31’44” EAST HAVING A RADIUS OF 1450.00 FEET, A CENTRAL ANGLE OF 10°38’55”, AND AN ARC LENGTH OF 269.49 FEET;

THENCE, LEAVING SAID NORTH LINE, SOUTH 52°49’21” WEST, 335.86 FEET;

THENCE NORTH 80°55’36” WEST, 156.06 FEET;

THENCE NORTH 37°10’39” WEST, 369.53 FEET TO THE POINT OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED MAY 13, 2009, AS DOCUMENT NO. 111168 OF OFFICIAL RECORDS.

PARCEL 2:

INTENTIONALLY DELETED

PARCEL 3:

PARCEL 2009-5 OF RECORD OF SURVEY MAP NO. 111167, FILED IN THE OFFICE OF THE COUNTY RECORDER OF STOREY COUNTY, STATE OF NEVADA ON MAY 13, 2009, AS FILE NO. 111167, OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN REAL PROPERTY SITUATE WITHIN THE SOUTH ONE-HALF (1/2) OF SECTION 6, TOWNSHIP 19 NORTH, RANGE 23 EAST, MOUNT DIABLO MERIDIAN, STOREY COUNTY, STATE OF NEVADA BEING A PORTION OF PARCEL 2008-87, AS SHOWN ON THAT “RECORD OF SURVEY FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, FILED IN THE OFFICE OF THE STOREY COUNTY RECORDER, JANUARY 15, 2009, FILE NO. 110530, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT, FROM WHICH POINT THE SOUTHWEST CORNER OF SAID SECTION 6 BEARS SOUTH 83°34.52. WEST, 2553.29 FEET;

THENCE NORTH 37°10.39. WEST, 650.50 FEET;

THENCE NORTH 52°49.21. EAST, 468.75 FEET TO THE NORTH LINE OF SAID PARCEL 2008-87;

THENCE, ALONG SAID NORTH LINE, SOUTH 37°10.39. EAST, 650.50 FEET;

THENCE, LEAVING SAID NORTH LINE, SOUTH 52°49.21. WEST, 468.75 FEET TO THE POINT OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED MAY 13, 2009, AS DOCUMENT NO. 111168 OF OFFICIAL RECORDS.

PARCEL 4:

INTENTIONALLY DELETED

PARCEL 5:

First American Title Insurance Company
-2-	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 7
	Property Address:	005-091-17,18, 29 & 34, 005-011-22 & 24 McCarran, NV

INTENTIONALLY DELETED

PARCEL 6:

PARCEL 2014-4 OF RECORD OF SURVEY MAP NO. 120562, FILED IN THE OFFICE OF THE COUNTY RECORDER OF STOREY COUNTY, STATE OF NEVADA ON JUNE 30, 2014, AS FILE NO. 120562, OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN REAL PROPERTY SITUATED WITHIN A PORTION OF THE NORTH ONE-HALF (1/2) OF SECTION TWELVE (12), TOWNSHIP 19 NORTH, RANGE 22 EAST, MOUNT DIABLO MERIDIAN, STOREY COUNTY, STATE OF NEVADA, BEING A PORTION OF PARCEL 2009-39 AS SHOWN ON THAT “RECORD OF SURVEY FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, RECORDED IN THE OFFICE OF THE STOREY COUNTY RECORDER, DECEMBER 04, 2009, AS DOCUMENT NO. 112341, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA. MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID PARCEL 2009-39, BEING THE NORTHEAST CORNER OF SAID SECTION TWELVE (12), THENCE, ALONG THE EAST LINE OF SAID PARCEL, SOUTH 00°56’57” WEST, 988.90 FEET;

THENCE, LEAVING SAID EAST LINE, SOUTH 89°54’15” WEST, 3358.63 FEET;

THENCE, SOUTH 71°09’26” WEST, 116.44 FEET;

THENCE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 570.00 FEET, A CENTRAL ANGLE OF 35°24’30”, AND AN ARC LENGTH OF 352.26 FEET;

THENCE, SOUTH 35°44’56” WEST, 560.61 FEET;

THENCE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 810.00 FEET, A CENTRAL ANGLE OF 19°09’56”, AND AN ARC LENGTH OF 270.95 FEET;

THENCE, SOUTH 16°35’00” WEST, 20.98 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 870.00 FEET, A CENTRAL ANGLE OF 06°39’25”, AND AN ARC LENGTH OF 101.08 FEET, TO THE NORTH LINE OF EAST SYDNEY DRIVE, AS DESCRIBED PER DEDICATION DOCUMENT NO. 107605, OFFICIAL RECORDS OF STOREY COUNTY;

THENCE, ALONG SAID NORTH LINE, ALONG A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 90.00 FEET, A CENTRAL ANGLE OF 55°45’04”, WITH A RADIAL LINE IN OF SOUTH 01°30’00” WEST AND A RADIAL LINE OUT OF NORTH 54°15’04” WEST FOR AN ARC LENGTH OF 87.57 FEET, TO THE WEST LINE OF SAID EAST SYDNEY DRIVE;

THENCE, ALONG SAID WEST LINE OF EAST SYDNEY DRIVE, SOUTH 35°44’56” WEST, 114.04 FEET;

THENCE, LEAVING SAID WEST LINE OF EAST SYDNEY DRIVE, ALONG THE WEST LINE OF SAID PARCEL 2009-39, ALONG A NON-TANGENT CURVE TO THE LEFT, HAVING A TANGENT BEARING OF NORTH 35°44’56” EAST HAVING A RADIUS OF 810.00 FEET, A CENTRAL ANGLE OF 19°09’56”, AND AN ARC LENGTH OF 270.95 FEET;

First American Title Insurance Company
-3-	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 8
	Property Address:	005-091-17,18, 29 & 34, 005-011-22 & 24 McCarran, NV

THENCE, CONTINUING ALONG SAID WEST LINE OF PARCEL 2009-39, NORTH 16°35’00” EAST, 20.98 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 870.00 FEET, A CENTRAL ANGLE OF 19°09’56”, AND AN ARC LENGTH OF 291.02 FEET,

THENCE, NORTH 35°44’56” EAST, 560.61 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 630.00 FEET, A CENTRAL ANGLE OF 35°24’30”, AND AN ARC LENGTH OF 389.33 FEET;

THENCE, NORTH 71°09’26” EAST, 118.20 FEET;

THENCE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 620.00 FEET, A CENTRAL ANGLE OF 23°29’47”, AND AN ARC LENGTH OF 254.26 FEET;

THENCE, NORTH 47°39’39” EAST, 417.70 FEET;

THENCE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 620.00 FEET, A CENTRAL ANGLE OF 04°41’29”, AND AN ARC LENGTH OF 50.77 FEET;

THENCE, NORTH 42°58’10” EAST, 184.32 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 850.00 FEET, A CENTRAL ANGLE OF 36°27’03”, AND AN ARC LENGTH OF 540.76 FEET;

THENCE, NORTH 79°25’13” EAST, 484.95 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 850.00 FEET, A CENTRAL ANGLE OF 11°12’48”, AND AN ARC LENGTH OF 166.35 FEET;

THENCE, NORTH 00°38’01” EAST, 14.69 FEET, TO THE NORTH LINE OF SAID PARCEL 2009-39;

THENCE, ALONG SAID NORTH LINE, SOUTH 89°21’59” EAST, 1596.78 FEET, THE POINT OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED JUNE 30, 2014, AS DOCUMENT NO. 120563 OF OFFICIAL RECORDS.

PARCEL 7:

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PARCEL 8:

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PARCEL 9:

PARCEL 2014-9 OF RECORD OF SURVEY MAP NO. 120564, FILED IN THE OFFICE OF THE

First American Title Insurance Company
-4-	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 9
	Property Address:	005-091-17,18, 29 & 34, 005-011-22 & 24 McCarran, NV

COUNTY RECORDER OF STOREY COUNTY, STATE OF NEVADA ON JUNE 30, 2014, AS FILE NO, 120564, OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN REAL PROPERTY SITUATED WITHIN A PORTION OF THE EAST ONE-HALF (1/2) OF SECTION ONE (1), TOWNSHIP 19 NORTH, RANGE 22 EAST, AND PORTIONS OF SECTIONS SIX (6), AND THE NORTH ONE-HALF (1/2) OF SECTION SEVEN (7), TOWNSHIP 19 NORTH, RANGE 23 EAST, MOUNT DIABLO MERIDIAN, STOREY COUNTY, STATE OF NEVADA, BEING A PORTION OF PARCEL 2009-7 AS SHOWN ON THAT “RECORD OF SURVEY FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, RECORDED IN THE OFFICE OF THE STOREY COUNTY RECORDER, MAY 13, 2009, AS DOCUMENT NO, 111167, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID PARCEL 2009-7, BEING THE WEST ONE-QUARTER (1/4) CORNER OF SAID SECTION SEVEN (7), THENCE, ALONG THE WEST LINE OF SAID PARCEL,

BEGINNING AT A POINT ON THE SOUTHERLY LINE OF SAID PARCEL 2009-7, ALSO BEING THE SOUTHEAST CORNER OF SAID SECTION SEVEN (7);

THENCE, ALONG SAID SOUTHERLY LINE OF PARCEL 2009-7, NORTH 89°21’59” WEST, 1596.76 FEET;

THENCE, LEAVING SAID SOUTHERLY LINE, NORTH 00°38’01” EAST, 282.77 FEET;

THENCE NORTH 31°23’52” EAST, 2934.29 FEET;

THENCE, SOUTH 58°36’24” EAST, 672.98 FEET;

THENCE, NORTH 31°23’36” EAST, 512.57 FEET;

THENCE ALONG A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1340.00 FEET, A CENTRAL ANGLE OF 12°34’29”, WITH A RADIAL LINE IN OF SOUTH 31°23’36” WEST AND A RADIAL LINE OUT OF NORTH 43°58’05” EAST FOR AN ARC LENGTH OF 294.09 FEET;

THENCE, SOUTH 46°01’55” EAST, 1323.58 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1350.00 FEET, A CENTRAL ANGLE OF 08°51’16”, AND AN ARC LENGTH OF 208.63 FEET;

THENCE, SOUTH 37°10’39” EAST, 691.35 FEET;

THENCE, SOUTH 52°49’21’ WEST, 468.75 FEET;

THENCE, SOUTH 37°10’39” EAST, 1020.03 FEET;

THENCE, SOUTH 80°55’36” EAST, 156.06 FEET;

THENCE, NORTH 52°49’21” EAST, 335.86 FEET;

THENCE, ALONG A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1450.00 FEET, A CENTRAL ANGLE OF 24°27’22”, WITH A RADIAL LINE IN OF SOUTH 63°28’16” WEST AND A

First American Title Insurance Company
-5-	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 10
	Property Address:	005-091-17,18, 29 & 34, 005-011-22 & 24 McCarran, NV

RADIAL LINE OUT OF NORTH 87°55’38” EAST FOR AN ARC LENGTH OF 618.92 FEET;

THENCE, ALONG A REVERSE CURVE TO THE LEFT HAVING A RADIUS OF 1550.00 FEET, A CENTRAL ANGLE OF 32°44’13”, AND AN ARC LENGTH OF 885.62 FEET;

THENCE, SOUTH 34°48’36” EAST, 742.52 FEET;

THENCE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 2550.00 FEET, A CENTRAL ANGLE OF 13°08’50”, AND AN ARC LENGTH OF 585.13 FEET;

THENCE, NORTH 89°39’48” WEST, 602.80 FEET;

THENCE, NORTH 59°18’09” WEST, 2571.38 FEET;

THENCE, SOUTH 89°54’15” WEST, 1622.76 FEET;

THENCE, NORTH 00°56’57” EAST, 988.90 FEET, TO THE POINT OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED JUNE 30, 2014, AS DOCUMENT NO. 120565 OF OFFICIAL RECORDS.

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PARCEL 12:

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PARCEL 13:

PARCEL 2014-13 OF RECORD OF SURVEY MAP NO. 120567, FILED IN THE OFFICE OF THE COUNTY RECORDER OF STOREY COUNTY, STATE OF NEVADA ON JUNE 30, 2014, AS FILE NO. 120567, OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN REAL PROPERTY SITUATED WITHIN PORTIONS OF THE WEST ONE-HALF (1/2) OF SECTION FIVE (5), SECTION SIX (6), THE NORTHEAST ONE-QUARTER (1/4) OF SECTION SEVEN (7), AND THE NORTHWEST ONE-QUARTER (1/4) OF SECTION 8, TOWNSHIP 19 NORTH, RANGE 23 EAST, MOUNT DIABLO MERIDIAN, STOREY COUNTY, STATE OF NEVADA, BEING ALL OF PARCEL 2014-1 AS SHOWN ON THAT “RECORD OF SURVEY FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, RECORDED IN THE OFFICE OF THE STOREY COUNTY RECORDER, ON JUNE 30, 2014, AS DOCUMENT NO. 0120559.

BEING A PORTION OF PARCEL 2012-7 AS SHOWN ON THAT “RECORD OF SURVEY TO SUPPORT A BOUNDARY LINE ADJUSTMENT FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, RECORDED IN THE OFFICE OF THE STOREY COUNTY RECORDER, OCTOBER 02, 2012, AS DOCUMENT NO. 117414, BEING ALL OF PARCELS 2012-11 AND 2012-12 AS SHOWN ON THAT “RECORD OF

First American Title Insurance Company
-6-	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 11
	Property Address:	005-091-17,18, 29 & 34, 005-011-22 & 24 McCarran, NV

SURVEY FOR TAHOE- RENO INDUSTRIAL CENTER, LLC”, RECORDED IN THE OFFICE OF THE STOREY COUNTY RECORDER. DECEMBER 04, 2012, AS DOCUMENT NO. 117725, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA, AND BEING ALL OF PARCELS 2012-15 AND 2012-16, AND A PORTION OF PARCELS 2012- 14 AND 2012-17 AS SHOWN ON THAT “RECORD OF SURVEY FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, RECORDED IN THE OFFICE OF THE STOREY COUNTY RECORDER, DECEMBER 04, 2012, AS DOCUMENT NO. 117727, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA MORE PARTICULARLY DESCRIBED AS FOLLOWS;

BEGINNING AT THE NORTHWEST CORNER OF SAID PARCEL 2012-11, SAID POINT BEING ON THE SOUTH LINE OF MILAN DRIVE AS DESCRIBED IN DEDICATION DEED DOCUMENT NO. 110596, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA;

THENCE, ALONG SAID SOUTH LINE OF MILAN DRIVE AND ITS EXTENSION THEREOF, SOUTH 88°40’40” EAST, 1605.31 FEET;

THENCE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 910.00 FEET, A CENTRAL ANGLE OF 30°56’06”, AND AN ARC LENGTH OF 491.33 FEET;

THENCE, NORTH 60°23’14” EAST, 317.00 FEET;

THENCE, LEAVING THE SOUTH LINE OF MILAN DRIVE, SOUTH 37°51’40” EAST, 5271.04 FEET;

THENCE, SOUTH 00°38’30” WEST, 2540.48 FEET;

THENCE, SOUTH 59°39’43” WEST, 2246.95 FEET;

THENCE, SOUTH 53°46’10” EAST, 580.76 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1150.00 FEET, A CENTRAL ANGLE OF 03°17’21”, WITH A RADIAL LINE IN OF SOUTH 36°13’50” WEST AND A RADIAL LINE OUT OF NORTH 39°31’11” EAST FOR AN ARC LENGTH OF 66.02 FEET, TO THE SOUTH LINE OF SAID PARCEL 2012-14, ALSO BEING THE SOUTH LINE OF SAID SECTION 8;

THENCE, CONTINUING ALONG SAID SOUTH LINE OF PARCEL 2012-14, NORTH 89°14’53” WEST, 163.12 FEET, TO THE WEST ONE-QUARTER (1/4) CORNER OF SAID SECTION 8;

THENCE, NORTH 89°39’48” WEST, 176.42 FEET;

THENCE, LEAVING THE SOUTH LINE OF SAID PARCEL 2012-14, ALONG ITS WESTERLY LINE, NORTH 53°46’10“WEST, 370.99 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 2550.00 FEET, A CENTRAL ANGLE OF 18°57’34”, AND AN ARC LENGTH OF 843.81 FEET;

THENCE, NORTH 34°48’36” WEST, 742.52 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1550.00 FEET, A CENTRAL ANGLE OF 32°44’13”, AND AN ARC LENGTH OF 885.62 FEET;

THENCE, ALONG A REVERSE CURVE TO THE LEFT HAVING A RADIUS OF 1450.00 FEET, A CENTRAL ANGLE OF 35°06’16”, AND AN ARC LENGTH OF 888.40 FEET;

First American Title Insurance Company
-7-	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 12
	Property Address:	005-091-17,18, 29 & 34, 005-011-22 & 24 McCarran, NV

THENCE, NORTH 37°10’39” WEST, 1556.18 FEET, TO A POINT ON THE WESTERLY LINE OF SAID PARCEL 2012-7;

THENCE, ALONG SAID WESTERLY LINE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 1350.00 FEET, A CENTRAL ANGLE OF 08°51’16”, AND AN ARC LENGTH OF 208.63 FEET;

THENCE, NORTH 46°01’55” WEST, 1323.58 FEET;

THENCE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 1340.00 FEET, A CENTRAL ANGLE OF 12°34’29”, AND AN ARC LENGTH OF 294.09 FEET;

THENCE, LEAVING SAID WESTERLY LINE OF PARCEL 2012-7, NORTH 31°23’36” EAST, 200.00 FEET, TO THE MOST WESTERLY CORNER OF SAID PARCEL 2012-12;

THENCE, ALONG THE WESTERLY LINE OF SAID PARCEL 2012-12, NORTH 88°42’42” EAST, 188.30 FEET, TO THE SOUTHWEST CORNER OF SAID PARCEL 2012-11;

THENCE, ALONG THE WEST LINE OF SAID PARCEL 2012-11, NORTH 01°19’20” EAST, 2228.00 FEET, TO THE POINT OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED JUNE 30, 2014, AS DOCUMENT NO. 120568 OF OFFICIAL RECORDS.

PARCEL 14:

PARCEL 2014-15 OF RECORD OF SURVEY MAP NO. 120567, FILED IN THE OFFICE OF THE COUNTY RECORDER OF STOREY COUNTY, STATE OF NEVADA ON JUNE 30, 2014, AS FILE NO. 120567, OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN REAL PROPERTY SITUATED WITHIN A PORTION OF THE NORTHEAST ONE-QUARTER (1/4) OF SECTION SEVEN (7), TOWNSHIP 19 NORTH, RANGE 23 EAST, MOUNT DIABLO MERIDIAN,STOREY COUNTY, STATE OF NEVADA, BEING A PORTION OF PARCEL 2012-14 AS SHOWN ON THAT “RECORD OF SURVEY FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, RECORDED IN THE OFFICE OF THE STOREY COUNTY RECORDER, DECEMBER 04, 2012, AS DOCUMENT NO. 117727, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT, FROM WHICH POINT THE NORTHEAST CORNER OF SAID SECTION SEVEN BEARS NORTH 83°59’07” EAST, 1294.45 FEET;

THENCE, SOUTH 09°20’51” WEST, 100.00 FEET;

THENCE, NORTH 80°39’09” WEST, 80.00 FEET;

THENCE, NORTH 09°20’51” EAST, 100.00 FEET;

THENCE, SOUTH 80°39’09” EAST, 80.00 FEET, THE POINT OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN

First American Title Insurance Company
-8-	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 13
	Property Address:	005-091-17,18, 29 & 34, 005-011-22 & 24 McCarran, NV

DOCUMENT RECORDED JUNE 30, 2014, AS DOCUMENT NO. 120568 OF OFFICIAL RECORDS.

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PARCEL 19:

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PARCEL 21:

A NON-EXCLUSIVE EASEMENT FOR ACCESS AND UTILITIES AS SET FORTH IN DOCUMENT RECORDED MAY 13, 1999 AS DOCUMENT NO. 111166 OF OFFICIAL RECORDS.

First American Title Insurance Company
-9-	[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

EXHIBIT J

GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

INCENTIVE AGREEMENT

ORDER OF THE OFFICE GRANTING INCENTIVES

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

BEFORE THE NEVADA GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

Application of Tesla Motors, Inc. )
for Transferable Tax Credits and Tax )	Docket No. 14-1017141
Abatements. )

Following a hearing by the Governor’s Office of Economic Development held at the Governor’s conference room in Las Vegas, NV on November 20, 2014.

ORDER

The Board (the “Board”) of the Nevada Governor’s Office of Economic Development (the “Office”) makes the following findings of fact and conclusions of law:

I.	INTRODUCTION

Tesla Motors, Inc., a foreign corporation registered to do business in Nevada, filed an application (“Application”) with the Office for abatement of property taxes, employer excise taxes, local sales and use taxes, and for issuance of transferable tax credits, as provided for in Senate Bill No. 1, enacted in the 28th (2014) Special Session of the Nevada Legislature (“SB No. 1”), and an Economic Development Electric Rate Rider (“EDRR”), as provided for in Assembly Bill No. 1, enacted in the 28th (2014) Special Session of the Nevada Legislature (“AB No. 1”), and in Nevada Revised Statutes (“NRS”) 704.7871 through 704.7882. For purposes of this Order, Tesla Motors, Inc. shall hereinafter be referred to as Tesla, or as the Lead participant as defined in section 5 of SB No. 1, and, except as otherwise defined in this Order, capitalized terms used in this Order shall have the meanings ascribed to such terms in sections 2 through 10 of SB No. 1.

II.	PROCEDURAL HISTORY
•	On October 17, 2014, Tesla, acting as Lead participant, filed the Application with the Office

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

pursuant to SB No. 1 and AB No. 1. The matter was designated as Docket No. 14-1017141. The Application is incorporated as part of this Order as Attachment “A”. The Application included letters of support for the Application from the Storey County Commissioners’ Office, Storey County School District, the City of Reno and the Economic Development Authority of Western Nevada.

•

On October 20, 2014, pursuant to SB No. 1, the Office issued a notice of the Application and of the date, time and location of the public hearing at which the Application would be considered, to Tesla and other Participants in the Project commonly known as the “Gigafactory Project”; the Nevada Department of Taxation; the Nevada State Gaming Control Board; the governing body of the county, the board of trustees of the school district and the governing body of the city or town, if any, in which the Project is located; the governing body of any other political subdivision that the Office determined could experience a direct economic effect as a result of the abatement; and to the general public; and posted this notice on the Internet website for the Office.

•	On November 17, 2014, the Office filed a summary of the Application with the Board which is incorporated as part of this Order as Attachment “B”.
•

The Board conducted the public hearing on November 20, 2014, with Governor Brian Sandoval presiding. Executive Director of the Office, Steven Hill, summarized the information provided in the Application, verified that the Application satisfied all applicable requirements of SB No. 1, and presented a finding that the Gigafactory Project is a Qualified Project, and eligible to participate in the incentives offered by SB No. 1 and AB No. 1 based upon information provided in the Application. Minutes related to the hearing on this Application are incorporated as part of this Order as Attachment “C”.

•	Following discussion by the Board, a motion (“Motion”) was made by Board member Kathleen

Docket No. 14-1017121
[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Drakulich to approve the Application and instruct the Executive Director to issue certificates of eligibility authorized by SB No. 1. The Motion also authorized Executive Director Hill to take the following actions without further Board review: approve the addition of other Participants to the Gigafactory Project upon petition of Tesla acting as Lead participant; administer other terms and conditions contained in SB No. 1; negotiate and execute a contract by and between the state of Nevada, acting through the Office, and the Lead participant (“the Agreement”); and administer the EDRR as provided for in AB No. 1. The Motion further directed the Executive Director to issue an annual report to the Board on all of these economic incentives while they are in effect. This Motion was seconded by Board member Sam Routson. The Motion passed unanimously, and is further described in the minutes set forth in Attachment C to this Order.

III.	CONCLUSION:

The Board of the Office has found that the Tesla, acting as Lead participant, has satisfied the requirements of SB No. 1 and AB No. 1 for approval of the Application, and therefore determines that the Gigafactory Project is a Qualified Project as defined in SB No. 1 and that Tesla is eligible to participate in the EDRR.

THEREFORE, it is ORDERED:

1. Subject to the limitations of Ordering Paragraph 4 below, the Office shall issue Certificates of Eligibility to Tesla, acting as Lead participant, for:

a.

An abatement of all property taxes, both real and personal, commencing on October 17, 2014 and continuing through June 30, 2024, in an amount that equals the amount of the property taxes that would otherwise be owed by the Lead participant and each other Participant for the Gigafactory Project;

b.	An abatement of all employer excise taxes commencing on October 17,

Docket No. 14-1017121
[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

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2014 and continuing through June 30, 2024, in an amount that equals the amount of the employer excise taxes that would otherwise be owed by each Participant for employees employed by the Participant for the Gigafactory Project;

c.

An abatement of the Local Sales and Use Taxes imposed pursuant to chapters 374 and 377 of NRS on the gross receipts of any retailer from the sale of tangible personal property sold at retail, or delivered, stored, used or otherwise consumed, at the site of the Gigafactory Project. The term does not include the taxes imposed by NRS 372. This action would abate said local taxes from the prevailing county rate imposed pursuant to NRS chapters 374 and 377 to a local rate of 0.75%, resulting in an adjusted overall state and local sales and use tax rate of 2.75%, commencing on October 17, 2014 and continuing through June 30, 2034;

d.

Transferable tax credits in an amount not to exceed a total of $75,000,000, in the amount of $12,500 for each qualified employee of a Participant, to a maximum of 6,000 Qualified Employees employed at the Gigafactory Project by all Participants, collectively; as further conditioned by the state fiscal year limitations established in Sec. 14 of SB No. 1;

e.

Transferable tax credits in an amount not to exceed a total of $120,000,000, in an amount equal to (a) 5 percent of the first $1 billion of new Capital Investment in this State made collectively by the Participants in the Gigafactory Project; and (b) 2.8 percent of the next $2.5 billion of new Capital Investment in this State made collectively by the Participants in the Gigafactory Project; as also conditioned by the state fiscal year

Docket No. 14-1017121
[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

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limitations established in Sec. 14 of SB No. 1; and,

f.	The EDRR as further described in the Motion, AB No. 1 and NRS 704.7871 through NRS 704.7882, collectively.
2.

Subject to the limitations of Ordering Paragraph 4 below, and in addition to issuing the Certificates of Eligibility for Local Sales and Use Taxes pursuant to Ordering Paragraph 1(c) above, the Office shall, in conjunction with the Nevada State Department of Taxation, issue to Tesla, acting as the Lead participant, an Exemption Letter regarding abatement of, and self-accrual for, sales and use taxes.

3.

Tesla, acting as the Lead participant, shall provide to the Nevada State Department of Taxation and to the Office on an ongoing basis and as required by either agency, a list of Tesla sub-contractors and Participants in the Gigafactory Project who are eligible for tax abatements authorized by this Order; and Tesla will provide to each Tesla sub-contractor and Participant in the Gigafactory Project a copy of the Certificates of Eligibility and Exemption Letter(s) issued under Ordering Paragraphs 1(a) through 1(c), and Paragraph 2 above, following provision to the Department and Office of the list including that Tesla sub-contractor or Participant.

4.	The Executive Director shall approve without further Board review the addition of other Participants to the Gigafactory Project upon petition of Tesla acting as Lead participant.
5.	The Executive Director shall negotiate and execute a contract by and between the state of Nevada, acting through the Office, and the Lead participant (“the Agreement”).

Docket No. 14-1017121
[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

6.	The Executive Director shall administer the EDRR as provided for in AB No. 1.
7.	The Executive Director shall issue an annual report to the Board on all of these economic incentives approved by this Order while they are in effect.
8.	The Executive Director shall administer other terms and conditions contained in SB No. 1.

The Office may correct errors that have occurred in the drafting or issuance of this Order.

By the Governor’s Office of Economic Development,

/s/ Steven D. Hill
STEVEN D. HILL,
Executive Director
1/29/15, effective October 17, 2014
Dated: Las Vegas, Nevada

CC:	Nevada Department of Taxation
Nevada Tax Commission
Storey County Treasurer

Docket No. 14-1017121
[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

EXHIBIT K

GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

INCENTIVE AGREEMENT

ONE PAGE SUMMARY OF ABATEMENTS AND INCENTIVES GRANTED

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Board Summary	Tesla Motors 3500 Deer Creek Road, Palo Alto, CA 94304 Daniel Witt—Manager, Business Development and Policy Electric Vehicle Battery Manufacturing	Date: 11/20/2014 Main Location: Las Vegas

Business Type: New	County: Storey County	Development Authority Representative: Stan Thomas—EDAWN

PROJECT DESCRIPTION

- Gigafactory: 5.5 million square-foot battery manufacturing facility

- $5 billion initial investment in facility and equipment, $1.1 in building and $3.9 in equipment.

- Peak construction employment of approximately 3,000 construction and installation workers; construction duration from Sep 2014 thru Dec 2017; 3 year construction impact of $1.6 billion

- 6,500 direct jobs on the site with an average wage of $27 per hour, plus excellent benefit package; 16,000 indirect jobs at an average wage of $28

- Tesla and on-site partners will combine to make investment and hire employees in an agreed upon economic diversification district

PROFILE

“Tesla Motors uses proprietary technology, world-class design and state-of-the-art manufacturing processes to create a new generation of highway capable electric vehicles. We utilize an innovative distribution model based on Company-owned sales and service centers. This approach allows us to maintain the highest levels of customer experience and benefit from short customer feedback loops to ensure our customer needs are fulfilled. We believe our operational infrastructure provides us with a competitive advantage compared to traditional automobile manufacturers. The Tesla Roadster entered production in 2008 and Model S in 2012. Deliveries for Model X coming in 2015. Tesla’s batteries and powertrains will help lessen global dependence on petroleum-based transportation and drive down the cost of electric vehicles. By cooperating with other car manufacturers, we hope to put more electric cars on the road.” Source: www.teslamotors.com

SIGNIFICANCE OF ABATEMENTS IN THE COMPANY’S DECISION TO RELOCATE/EXPAND

Tesla inspected almost 100 different sites in the Western states during 2013, that included 31 in California alone. In Nevada, Tesla considered sites in the Reno and Las Vegas areas. By February 2014, Tesla announced it would focus on four states, Nevada, Texas, New Mexico and Arizona, with California added soon thereafter. Tax abatements were considered by Tesla to be a crucial part of its financial plan for the Gigafactory.

REQUIREMENTS

Job Creation	6,000, not an abatement requirement, but related to tax credit cap
Average Wage	$22, not an abatement requirement, but a tax credit program requirement
Equipment CapEx	$3.5 billion over 10 years

INCENTIVES	Requested Terms		Estimated $ Amount
Abatements
Sales Tax Abmt. (Local)	Until 6/30/2034	Up to 100%	$725.8 million
Real & Personal Property Tax Abmt.	Until 6/30/2024	100%	$332.6 million
Modified Business Tax Abmt.	Until 6/30/2024	100%	$27.0 million
Subtotal			$1.1 billion
Credits
TTC A—on jobs	Up to 6,000 jobs	$12,500 / job	$75.0 million
TTC B—on investment	$3.5 billion investment	5% on $1B, 2.8% on $2.5B	$120.0 million
Subtotal			$195.0 million
Total			$1.3 billion

JOB CREATION	Contracted	12-Month Projection	3 to 5-Year Projection
	Up to 6,000	2,000	6,000

OTHER CAPITAL INVESTMENT	Land	Building Purchase	BTS / Building Improvements
	N/A	N/A	$1 billion

ECONOMIC IMPACT ESTIMATES (20-Year Cumulative)	Total
Total Jobs Supported	22,715
Total Payroll Supported	$24.1 billion
Total Output Estimate	$96.9 billion
Estimate includes jobs, payroll & output by the company assisted as well as the secondary impacts to other local businesses.

KEY FISCAL ESTIMATES (20-Year Cumulative)	Direct	Indirect	Total
Local Taxes
Local Government	$298.1 million	$688.0 million	$986.1 million
School District	$101.9 million	$411.2 million	$513.1 million
State Taxes
State of Nevada	$59.6 million	$387.4 million	$446.9 million
Total	$459.6 million	$1.5 billion	$1.9 billion

COST-BENEFIT ASSESSMENT	Economic Impact per Abatement Dollar	New Total Tax per Abated Dollar
	$76	$1.52

EMPLOYEE BENEFITS

- Percentage of health insurance covered by company: 90%

- Health care package cost per employee—$9,800 annually with options for dependents.

- Overtime, PTO/Sick/Vacation, Bonus, Retirement, Merit, Equity Incentive, and a variety of “Tesla Perks”

NOTES

- Percentage of market outside of Nevada: 100%.

- Gigafactory projected in increase state employment by 2& and regional employment by more than 10%.

- Gigafactory projected to add over 3% to State Gross Domestic Product, which represents more than a 20% increase in regional GDP.

- Tesla will make direct contributions to K-12 education of $37.5 million beginning August 2018; grant $1 million to fund advanced battery research at UNLV; prioritize the employment of Nevadans and Veterans.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

EXHIBIT L

GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

INCENTIVE AGREEMENT

SPECIAL EXEMPTION LETTER

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

BRIAN SANDOVAL Governor ROBERT R. BARENGO Chair. Nevada Tax Commission DEONNE E. CONTINE Executive Director

STATE OF NEVADA

DEPARTMENT OF TAXATION

Web Site: http://tax.nv.gov

1550 College Parkway, Suite 115

Carson City, Nevada 89706-7937

Phone: (775) 684-2000 Fax (775) 684-2020

LAS VEGAS OFFICE

Grant Sawyer Office Building, Suite1300

555 E Washington Avenue

Las Vegas, Nevada 89101

Phone: (702) 486-2300 Fax: (702) 486-2373

RENO OFFICE

4600 Kietzke Lane

Building L, Suite 235

Reno, Nevada 89502

Phone: (775) 687-9999

Fax: (775) 688-1303

HENDERSON OFFICE

2550 Paseo Verde Parkway, Suite 180 Henderson, Nevada 89074

Phone: (702) 486-2300

Fax: (702) 486-3377

December 17, 2014

NOTICE OF SENATE BILL 1 ABATEMENT

EXEMPTION FROM LOCAL SALES AND USE TAX FOR

TESLA MOTORS, INC., TESLA SUB-CONTRACTORS AND PARTICIPANTS

EFFECTIVE DATE: October 17, 2014 EXPIRATION DATE: June 30, 2034

The Governor’s Office of Economic Development (“GOED”) has approved the application of Tesla Motors, Inc. (“Tesla”) for abatement of local sales and use taxes on tangible personal property delivered, stored, used or otherwise consumed at the Qualified Project known as the “Gigafactory” in Storey County, Nevada (“Eligible Property”).

Upon receipt of this special exemption letter and written authorization from Tesla, you may sell Eligible Property tax exempt to Tesla, Tesla sub-contractors and Participants. Tesla, Tesla subcontractors and/or Participants (as appropriate) will pay the 2.75% non-abated portion of Nevada state and local sales and use taxes directly to the Nevada Department of Taxation.

Vendors shall report all of these exempt sales on their tax returns as they report other tax exempt sales. Vendors must retain a copy of this exemption letter in the vendors’ files as proof of exempt sales.

This exemption applies only to purchases of Eligible Property by Tesla, Tesla sub-contractors, and Participants in the Gigafactory project, and is not extended to any other individuals, contractors, or lessors to or for such organizations. Fraudulent use of this exemption letter is a violation of Nevada law.

If the Nevada State Department of Taxation, or GOED, determines that Tesla, or the Gigafactory Project, no longer meet the criteria outlined in Senate Bill 1 and other applicable laws, this letter of exemption will be revoked.

Any vendor having questions concerning the use of this sales/use tax exemption letter may contact Kathleen Douglas, at the Department of Taxation at 775-684-2067, or Brad Mamer, at GOED at 702-486-2785.

Sincerely,

Deonne E. Contine Executive Director

cc: Nevada Governor’s Office of Economic Development

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

EXHIBIT M

GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

INCENTIVE AGREEMENT

SAMPLE FORMAT FOR PROPERTY AUDIT DATA

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

REQUIRED PROPERTY AUDIT DATA

(to be completed by each Participant)

Qualified Project Name: Tesla Gigafactory Project

Participant:

Reporting Period:

Project to Date (PTD) Period: October 17, 2014 –

Property Description	Period Total (in Dollars)	PTD Total (in Dollars)
Real Property

Land

Building/Structure
Subtotal

Personal Property

Three (3) Year Life

Five (5) Year Life

Seven (7) Year Life

Ten (10) Year Life

Fifteen (15) Year Life

Twenty (20) Year Life

Thirty (30) Year Life

Expensed Property

Subtotal

Total Capital Investment

I hereby certify that the information in this compliance audit data report is, to the best of my knowledge, complete and accurate.

Name:
(Participant’s authorized representative)

Title:
(title of authorized representative)

Date:

NOTE: EXHIBITS M, N AND O MAY BE CONSOLIDATED INTO A SINGLE REPORT IF ALL THE REQUIRED INFORMATION IS STILL SHOWN.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

EXHIBIT N

GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

INCENTIVE AGREEMENT

SAMPLE FORMAT FOR CONSTRUCTION WORKER AUDIT DATA

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

REQUIRED CONSTRUCTION WORKER AUDIT DATA

(to be completed by the Lead Participant on behalf of the Project)

Qualified Project Name: Tesla Gigafactory Project

Lead Participant: Tesla Motors, Inc.

Reporting Period:

Project to Date (PTD) Period: October 17, 2014 –

Construction Workforce Composition	Period Total	PTD Total
	(as of end of Reporting Period)	(cumulative total)
Number of Construction Employees (CE)

Number of CEs who are Nevada Residents

Residency as a Percent

Nevada residency requirements verified: (Yes / No)

I hereby certify that the information in this compliance audit data report is, to the best of my knowledge, complete and accurate.

Name:
(Tesla’s authorized representative)

Title:
(title of authorized representative)

Date:

NOTE: EXHIBITS M, N AND O MAY BE CONSOLIDATED INTO A SINGLE REPORT IF ALL THE REQUIRED INFORMATION IS STILL SHOWN.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

EXHIBIT O

GOVERNOR’S OFFICE OF ECONOMIC DEVELOPMENT

INCENTIVE AGREEMENT

SAMPLE FORMAT FOR QUALIFIED EMPLOYEE AUDIT DATA

EXECUTION VERSION

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

REQUIRED QUALIFIED EMPLOYEE AUDIT DATA

(to be completed by each Participant)

Qualified Project Name: Tesla Gigafactory Project

Participant:

Reporting Period:

Project to Date (PTD) Period: October 17, 2014 –

Workforce Composition	Period Total	PTD Total
	(as of end of Reporting Period)	(cumulative total)

Number of New Qualified Employees (NQE)

Number of NQEs who are Nevada Residents

Residency as a Percent

Average Wage of Qualified Employees

Nevada residency requirements verified: (Yes / No)

Qualified Employees requirements verified: (Yes / No)

Note: For purposes of determining whether the average wage threshold of Qualified Employees is met, the following definition of wages will be used: The wages for federal income tax purposes reported or required to be reported on Form W-2, as the term “wages” is defined by § 3401(a) of the Internal Revenue Code (26 U.S.C. § 3401), without regard to the exclusions listed in § 3401(a)(1) through (23), inclusive. (For example, wages shall include employee contributions to § 401(k) plans as well as § 125 cafeteria plans for things such as FSA and transportation benefits.)

I hereby certify that the information in this compliance audit data report is, to the best of my knowledge, complete and accurate.

Name:
(Participant’s authorized representative)

Title:
(title of authorized representative)

Date:

NOTE: EXHIBITS M, N AND O MAY BE CONSOLIDATED INTO A SINGLE REPORT IF ALL THE REQUIRED INFORMATION IS STILL SHOWN.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.